Prospectus
Innovator McKinley Income Fund
 Investor Class Shares
(IMIFX)
March 30, 2017  (as supplemented on May 17, 2017)
The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Fund Summary	1
Additional Information About the Principal Risks of Investing in the Fund	7
More Information About the Fund's Principal Investment Strategies and Investments	9
Management of the Fund	9
Portfolio Managers	10
Supplemental Performance Information	10
Manager of Managers Structure	11
Shareholder Information	12
Investor Class Shares	12
Pricing of Fund Shares	12
How to Buy Fund Shares	12
How to Sell Fund Shares	15
Conversions	16
Valuation of Portfolio Securities and Use of Fair Value Pricing	17
Other Policies	17
Distributions and Taxes	19
Financial Highlights	22
Privacy Notice	PN-1
Additional Information	Back Cover

FUND SUMMARY
Investment Objective
The Innovator McKinley Income Fund primarily seeks current income and, as a secondary objective, long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The acquired fund fees and expenses shown below are incurred indirectly by the Fund through its ownership of shares in other investment companies and in business development companies.  They are not direct costs paid by Fund shareholders and are not used to calculate the Fund's net asset value.
Shareholder Fees	Investor Class
(fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class
Management fees	1.00%
Distribution and service (12b-1) fees[1]	0.10%
Other expenses[2]	0.70%
Acquired fund fees and expenses[2]	1.52%
Total annual fund operating expenses[1,2]	3.32%
(Less fees waived/expenses reimbursed)[3]	(0.59)%
Total annual fund operating expenses after fee waivers and expense reimbursements	2.73%
[1]
Effective January 1, 2016, the Fund's "Distribution and service (12b-1) fees" were reduced, as approved by the Fund's Board of Trustees. Accordingly, the total annual fund operating expenses differ from the ratios of expenses to average net assets in the Fund's audited financial statements for the fiscal year ended November 30, 2016 due to the change in the 12b-1 fee rate during the fiscal year.

[2]
"Other expenses" and "Acquired fund fees and expenses" shown are for the fiscal year ended November 30, 2016.  The total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the Fund's audited financial statements for the fiscal year ended November 30, 2016, which reflect the operating expenses of the Fund and do not include the acquired fund fees and expenses.  As reflected in the Fund's audited financial statements, for the fiscal year ended November 30, 2016, the Fund's operating expenses before waivers were 1.81% and its operating expenses after waivers were 1.22%.  Due to the Fund's investments in other investment companies and in business development companies and the portfolio manager's flexibility to adjust the composition of the Fund's portfolio, the acquired fund fees and expenses may fluctuate significantly during the year.

[3]
The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other  extraordinary expenses) do not exceed 1.10% of average daily net assets until May 9, 2019.  Pursuant to its expense limitation agreement with the Fund, the Adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived or expenses were paid.  These waivers and reimbursements may only be terminated by the Board of the Fund.

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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and reflects the Adviser's waivers and reimbursements for the two-year period and the total operating expenses without waivers for years 3 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Investor Class
1 year	$276
3 years	$909
5 years	$1,627
10 years	$3,530

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of  its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund seeks to achieve its objective by investing in a portfolio of U.S.- listed, exchange-traded stocks and bonds, as well as other mutual funds and business development companies ("BDCs"), that the portfolio manager believes offers high current income. These securities may include "pass-through" securities (structured to pass through a majority of income as distributions to shareholders) such as master limited partnerships, royalty trusts, and real estate investment trusts. The Fund invests primarily in U.S. equity securities but may, to a lesser extent, invest in equity securities of foreign entities. The Fund may invest in entities of any size. To the extent that the Fund invests in bonds it may invest in bonds of any maturity or credit quality. These bonds may include high yield, high risk bonds, commonly known as "junk bonds", that are rated BBB- and below by Standard & Poor's (S&P) or similarly rated by another nationally recognized ratings organization.
The portfolio management team's approach towards management of the portfolio begins using proprietary quantitative models to systematically search for securities with stable to rising dividends. Once the quantitative process has identified candidates for possible inclusion in the portfolio, the portfolio management team applies qualitative analysis to assess if the earnings and distribution profile revealed through the quantitative analysis is both reasonable and sustainable. New ideas are taken from the results of the quantitative screening process but confirmed qualitatively by conducting street research review.
Although market conditions and other factors may cause deviations, the portfolio manager typically aims to maintain a portfolio with the following attributes:
•	Diversified portfolio consisting of high-yielding, U.S.-listed, exchange-traded securities
•	Long-only positions, no derivatives, no leverage
•	Security selection and portfolio composition driven by fundamentally-based, proprietary research
•	Low-turnover
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Within the types of securities considered for inclusion in the Fund, the management process will seek to identify individual investments with current and projected yields significantly higher than those of broad common stock or investment grade bond indexes. Research processes will intend to maximize the likelihood that those yields will be sustained or increased, and that there is a reasonable probability of at least modest capital gains over a market cycle holding period. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash investments.
Principal Risks of Investing in the Fund
The Fund is aggressively managed and investing in the Fund involves risk.  There is no guarantee that the Fund will achieve its investment objective and you could lose money on your investment in the Fund, just as you could with other investments.  The portfolio manager's judgments about the companies or investment opportunities may not anticipate actual stock price movements or company performance, and these judgments may affect the return on your investment.  Other principal risks include:

Risk	Definition
Stock market risk
The value of your investment in the Fund is based on the market prices of the securities the Fund holds.  These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole.

Master limited partnership risk
Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership.  There are also certain tax risks associated with an investment in units of master limited partnerships.

Real estate risk
The risk includes among others: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash-flow fluctuations; and defaults by borrowers.  REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act.

Royalty trust risk
The risk includes among others: cash-flow fluctuations and revenue decreases due to a sustained decline in demand for crude oil, natural gas and refined petroleum products, risks related to economic conditions, higher taxes or other regulatory actions that increase costs for royalty trusts.  Also, royalty trusts also do not guarantee minimum distributions or even return of capital.

Industry risk	The risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.
Smaller company risk
The Fund may invest in micro, small or mid cap companies.  Generally, micro, small and mid cap companies, which are often less seasoned, have more potential for rapid growth.  However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies.

Foreign securities risk
Investments in securities of foreign companies can be more volatile than investments in U.S. companies.  Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.  In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

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Fixed income risk
Yields and principal values of fixed income securities (bonds) will fluctuate.  Generally, values of debt securities change inversely with interest rates.  For example, as interest rates go up, the value of debt securities tends to go down and, as a result, the value of the Fund may go down.  Additionally, fixed income securities are subject to the risk that a bond's issuer might be unable to make timely payments of interest and principal.

High-yield or "junk" bond risk
The risk that high yield securities, commonly known as "junk bonds," are subject to reduced creditworthiness of issuers; increased risk of default; more limited and less liquid secondary market than higher rated securities; and greater price volatility.  Also, they are subject to a greater risk of loss of income and principal than investment grade securities.

Liquidity risk
The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them, which may prevent the Adviser from disposing of securities at a favorable time or price during periods of infrequent trading of such securities.

Energy and natural resources risk
The Fund's investments in energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times.  Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Closed-end and exchange traded fund risk
The risks that a closed-end fund or exchange traded fund may experience many of the same risks associated with individual securities; is subject to market risk where the market as a whole, or that specific sector, may decline; and may trade at a discount to the aggregate value of its underlying securities.

Business development company risk
The Fund may invest in BDCs which may carry risks similar to those of a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Investments in other investment companies risk
Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies and BDCs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

Performance

The following performance information provides some indication of the risks of investing in the Investor Class shares of the Fund.  The bar chart shows how the Fund's annual return has varied over the past three calendar years. The table shows how the Fund's average annual total returns for the 1-year and since inception periods compare with that of a broad-based securities index.  This comparison is provided to offer a broader market perspective.  The Fund's and the Predecessor Fund's (defined below) past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results.
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On February 12, 2016, the Fund acquired the McKinley Diversified Income Fund (the "Predecessor Fund"), a series of Professionally Managed Portfolios, in a reorganization (the "Reorganization"). The Predecessor Fund's performance and financial history was adopted by the Fund following the Reorganization. The Predecessor Fund was advised by McKinley Capital Management, LLC.  The performance of the Investor Class shares of the Fund for the period prior to February 12, 2016 is based off of the performance of the Investor Class shares of the Predecessor Fund. Investor Class shares' returns of the Fund will be different from the Predecessor Fund as they have different expenses.

Updated performance information is available on the Fund's website at www.innovatorfunds.com.

Year-by-year annual total return (Investor Class)

Calendar Year	Total Return
2014	(0.97)%
2015	(5.30)%
2016	8.86%

During the periods shown in the chart above, the Fund's highest quarterly return was 5.79% (quarter ended 6/30/14) and the Fund's lowest quarterly return was (8.66)% (quarter ended 9/30/15).

Average Annual Total Return as of December 31, 2016
Innovator McKinley Income Fund Investor Class Shares	1 Year	Since Inception (3/27/13)
Return Before Taxes	8.86%	2.65%
Return After Taxes on Distributions	5.03%	1.68%
Return After Taxes on Distributions and Sale of Fund Shares	5.66%	1.69%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	12.36%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser: Innovator Capital Management, LLC

Investment Sub-Adviser: McKinley Capital Management, LLC (McKinley)

Portfolio Management Team (McKinley):

Robert B. Gillam, President and CEO
Robert A. Gillam, CFA, Senior Vice President and CIO
Gregory S. Samorajski, CFA, Director of Investment, Portfolio Manager
Sheldon J. Lien, CFA, Portfolio Manager
Brandon S. Rinner, CFA, Portfolio Manager
Purchase and Sale of Fund Shares
The minimum initial investment for the Fund is $2,000.  The minimum for subsequent investments in the Fund is $1,000 (except there is no minimum for retirement accounts).  For purposes of satisfying the investment minimum, the Fund will aggregate all of the Fund accounts held by a shareholder or household.  The Trust's officers may, in their discretion, also waive or lower the account minimums: (i) for customers of a financial intermediary or investment adviser if the aggregate investments of the investment adviser or financial intermediary meet the account minimum or are believed likely to meet the account minimum in the future, or (ii) in such other circumstances that are consistent with the best interests of existing shareholders.
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You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a "Business Day").  Shares may be purchased or sold through your financial advisor; by regular mail (Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701); by overnight courier service (Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI  53202); by telephone 877-386-3890 weekdays from 8 a.m. to 7 p.m. Central time; or by wire.
Taxes
The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the plan or account.
Payments to Broker/Dealers and other Financial Intermediaries.
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.
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ADDITIONAL INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND
Stock Market Risk:  Common stock represents an equity or ownership interest in a company.  Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  The value of your investment in the Fund is based on the market prices of the securities the Fund holds.  These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole.  Historically, the equity markets have moved in cycles so that the value of the Fund's equity securities may fluctuate from day-to-day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response.  These factors contribute to price volatility which is the principal risk of investing in the Fund.  An investment in the Fund is more suitable for long-term investors who can bear the risk of these share price fluctuations.
Master Limited Partnership Risk: The risk that holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership.  Master limited partnerships may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold.  In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.
Master Limited Partnership Tax Risk. Master limited partnerships taxed as partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given master limited partnership, could result in a master limited partnership being treated as a corporation for U.S. federal income tax purposes, which would result in such master limited partnership being required to pay U.S. federal income tax on its taxable income. The classification of a master limited partnership as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the master limited partnership. Thus, if any of the master limited partnerships owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund's investment, and consequently your investment in the Fund and lower income.
Master limited partnerships taxed as partnerships file a partnership tax return for U.S. federal, state and local income tax purposes and communicate to each investor in such master limited partnership the investor's allocable share of the master limited partnership's income, gains, losses, deductions and expenses via a "Schedule K-1."  Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns.  A master limited partnership might need to amend its partnership tax return and, in turn, send amended Schedules K-1 to investors in the master limited partnership, such as the Fund.  When necessary, the Fund will send you a corrected Form 1099 to reflect Schedule K-1 information reclassified by a master limited partnership, which could, in turn, require you to amend your federal, state or local tax returns.
Real Estate Sector Risk: These risks include among others: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash-flow fluctuations; and defaults by borrowers.  REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act.
Royalty Trust Risk:  As the Fund invests in royalty trusts it is subject to the following risks:
•	Lack of diversification. Generally, the royalty trusts in which the Fund invests are heavily invested in oil and gas.
•	Potential sacrifice of growth. Potential growth may be sacrificed because revenue is passed on to a royalty trust's unit holders (such as the Fund), rather than reinvested in the business.
•
No guarantees.  Royalty trusts generally do not guarantee minimum distributions or even return of capital.  If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions.  The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

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•
Canadian Royalty Trusts – Canadian royalty trusts are different from U.S. royalty trusts.  First, they renew their holdings and operate more like an oil and gas company than does a U.S. royalty trust.  Generally the Canadian trusts do not engage in exploratory drilling.  When such trusts do exploratory drilling, it would generally be to increase production of their existing fields and holdings.  Most of the Canadian royalty trusts provide dividend payments which are based on the oil and gas production.  Royalty trusts pay monthly or quarterly income that varies over time as the production of their underlying assets varies.  Payments to unit holders will also vary with the market price of oil and natural gas.  Under amendments to the Income Tax Act (Canada) passed in 2007 (the "SIFT Rules"), certain trusts (defined as "SIFT trusts") are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. In addition, as a result of the SIFT Rules, some trusts may undertake reorganization transactions, the costs of which may affect the return earned on an investment in the trust. After any such conversion, tax efficiencies that were formerly available in respect of an investment in the trust may cease to be available. Accordingly, the SIFT Rules have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of shares of the Fund.

•
U.S. Royalty Trusts – U.S. royalty trusts are established to receive the royalties or net profit interests in a specific group of assets and to pay out those funds to their unit holders.  The assets and the net profit interests in those assets are specified when the trust is originally established.  Most of the U.S. royalty trusts provide dividend payments which are based on the oil and gas production of specified properties.  The trust assets are limited to the net profits interests in their specific assets which have a limited economic life.  Trust unit holders are taxed directly on their proportional share of the trust income. U.S. royalty trusts distribute substantially all trust income to unit holders.  Royalty trusts pay monthly or quarterly income that varies over time as the production of the underlying assets varies and generally gradually declines.  Payments to unit holders will also vary with the market price of oil and natural gas.  U.S. royalty trusts are considered as grantor trusts for income tax purposes and the unit holders are taxed directly for their share of the trust income and entitled to their share of trust deductions.  In the case of oil and gas royalty trusts, unit holders are entitled to tax depletion deductions and tax credits.  The trusts provide unit holders with the quarterly and annual reports required so that the unit holder can properly report their share of the income and deductions of the trust for income tax purposes.  The distributions of U.S. royalty trusts generally are not eligible for treatment as qualified dividend income.

Industry Risk:  Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry. Portfolios that concentrate their investments in a particular industry are considered to be subject to greater risks than portfolios that are not concentrated.
Smaller Company Risk:  The Fund may invest in micro, small or mid cap companies.  Generally, micro, small and mid cap companies, which are often less seasoned, have more potential for rapid growth.  However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies.  Therefore, the securities of micro cap, small cap and mid cap companies are generally more volatile than the securities of larger, more established companies. Investments in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.
Foreign Securities Risk:  Investments in securities of foreign companies can be more volatile than investments in U.S. companies.  Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.  In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.  Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments.  Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.
Fixed Income Risk:  Yields and principal values of debt securities (bonds) will fluctuate.  Generally, values of debt securities change inversely with interest rates.  As interest rates go up, the value of debt securities tends to go down.  As a result, to the extent the Fund holds fixed income investments, the value of the Fund may go down.  Furthermore, these fluctuations tend to increase as a bond's time to maturity increases, so a longer-term bond will
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decrease more for a given increase in interest rates than a shorter-term bond.  An issuer of fixed-income securities may be unable to make interest payments and repay principal.  Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.  It is possible that an issuer of a debt security owned by the Fund could default on interest and/or principal payments that are payable to the Fund.  Debt obligations rated below investment grade (commonly known as "high yield" or "junk bonds") by a nationally recognized statistical ratings organization, such as Standard & Poor's or Moody's Investor Services, may have more difficulty repaying principal and interest.
Investments in Other Investment Companies Risk: Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies and BDCs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.
MORE INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENTS
As part of its principal investment strategy, the Fund will typically invest in publicly traded master-limited partnerships, royalty trusts, real estate investment trusts, common and preferred equities, bonds, and other mutual funds and business development companies, amongst other security types.  Within these security types, the portfolio manager will seek to identify individual securities with current and projected yields significantly higher than those of broad common stock or investment grade bond indexes.  Research processes will intend to maximize the likelihood that those yields will be sustained or increased, and that there is a reasonable probability of at least modest capital gains over a market cycle holding period.  The portfolio manager will look to sell securities when he feels that a particular value opportunity has been fully realized, or he feels that changes in security-specific or macroeconomic factors dictate.
This Prospectus describes the Fund's principal investments and strategies, and the Fund will normally invest in the types of securities described in this Prospectus.  However, in addition to the investments and strategies described in this Prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy.  These non-principal investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain the Fund's SAI, see the back cover of this Prospectus).
Disclosure of Portfolio Holdings Information.  A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's SAI.
MANAGEMENT OF THE FUND
Under the supervision of the Trust's Board of Trustees, Innovator Capital Management, LLC (the "Adviser"), 120 N. Hale Street, Suite 200, Wheaton, Illinois, 60187, makes investment decisions for the Fund.  Effective May 9, 2017, the Adviser was appointed to serve as the investment adviser to the Fund, pursuant to an Interim Investment Advisory Agreement with the Trust on behalf of the Fund ("Interim Agreement"). The Interim Agreement will remain in effect for 150 days from its effectiveness, or until Fund shareholders approve a new, permanent investment advisory agreement ("New Advisory Agreement"), whichever is earlier. On March 23, 2017, the Board approved the New Advisory Agreement between the Trust and the Adviser and recommended that the New Advisory Agreement be submitted to Fund shareholders for approval. The New Advisory Agreement will take effect upon its approval by shareholders.
The terms and conditions of the Interim Agreement are identical in all material respects to those of the original investment advisory agreement between the Trust and Innovator Management LLC, the Fund's previous investment adviser ("Original Agreement"), except for the effective period and termination provisions. The terms and conditions of the New Advisory Agreement are substantively the same as the Original Agreement. The level of advisory services under the Interim Agreement and New Advisory Agreement will be the same as under the Original Agreement. For its services to the Fund, the Adviser is entitled to receive an annual fee of 1.00% of the Fund's average daily net assets. Investment advisory fees earned under the Interim Agreement are being paid into an escrow account, pending shareholder approval of the New Advisory Agreement.
The Adviser has contracted, through May 9, 2019, to waive its fees and/or pay Fund expenses so that the Fund's
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annual net operating expenses (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses) do not exceed 1.10%. The management fees before and after such waivers for the fiscal year ended November 30, 2016, were 1.00% and 0.41%.
The Adviser has appointed a Sub-Adviser, McKinley Capital Management, LLC, 3301 C Street, Suite 500, Anchorage, AK 99503 to serve as sub-adviser to the Fund. The Adviser is responsible for compensating the Sub-Adviser for its services to the Fund.
A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended November 30, 2015.
Portfolio Managers
Robert B. Gillam, President and CEO, McKinley Capital Management, LLC
Robert A. Gillam, CFA, Senior Vice President and CIO, McKinley Capital Management, LLC
Gregory S. Samorajski, CFA, Director of Investment, Portfolio Manager, McKinley Capital Management, LLC
Sheldon J. Lien, CFA, Portfolio Manager, McKinley Capital Management, LLC
Brandon S. Rinner, CFA, Portfolio Manager, McKinley Capital Management, LLC
Each Portfolio Manager has been associated with the Sub-Adviser in the position noted for more than five years. The Fund is team-managed by the Portfolio Managers in addition to others who are not listed. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.
Supplemental Performance Information
The performance information shown below represents the composite of the prior performance of discretionary accounts managed by the Sub-Adviser with substantially similar investment objectives, policies and strategies as the Fund.  The performance information is referred to as the U.S. Equity Income Wrap Composite (the "Composite").  A "wrap" account is an account where the investor receives, for a flat fee, a range of services in addition to portfolio management, such as custody services.  Each of the wrap accounts included in the Composite has a minimum initial investment of $100,000 that focuses on U.S. equity income securities investments and is individually managed by the Sub-Adviser for which the Sub-Adviser receives a flat annual fee. This Composite is shown because it provides the longest, uninterrupted track record by the Sub-Adviser. The Sub-Adviser maintains all performance records for the Composite.  The Composite includes all accounts managed by the Sub-Adviser with substantially similar investment objectives, policies and strategies as the Fund. Accounts that meet established composite exclusion rules required by the Global Investment Performance Standards (GIPS®) are excluded from the Composite.

The performance of the Composite presented below does not guarantee similar results for the Fund and is not the Fund's own historical record.  You should not rely on the following performance data as an indication of future performance of the Sub-Adviser or of the Fund.  In addition, the performance information presented for the Composite is current as of the date shown, but may not be current as of the date you are reviewing this Prospectus. Consequently, the performance of the Composite may vary from that shown below.  The performance information has been calculated and provided by the Sub-Adviser.

The primary investment objectives, policies and strategies of the Fund and the Composite are substantially similar.  The Fund and the Composite will invest in substantially similar investments. However, the performance of the Composite may differ from the performance of the Fund because of the following differences between the Fund and the Composite:  brokerage commissions and dealer spreads; expenses (including management fees); the size of the investment in a particular security in relation to the overall portfolio size; the timing of purchases and sales (including the effect of market conditions at that time); the timing of cash flows into the portfolio; the availability of cash for new investments; and deviations in execution of the strategy caused by certain tax considerations specific to client accounts included in the composite.

The performance of the Composite also may differ from the performance of the Fund because the Composite, unlike the Fund, is not registered under the Investment Company Act of 1940 or subject to certain provisions of the Code, and, consequently, the Composite, unlike the Fund, may not be required to:  redeem shares upon request; meet
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certain diversification requirements; or comply with the tax restrictions and investment limitations that govern mutual funds.  If the Composite had to comply with the foregoing regulatory requirements or restrictions, its performance results may have been adversely affected.

The foregoing differences, however, do not alter the conclusion that the investment objectives, strategies and policies of the Fund and the Composite are substantially similar.

The performance data below is for the Composite and is NOT the performance results of the Fund.

U.S. Equity Income Wrap Composite(1)
for Periods Ending December 31, 2016
	Average Annual Total Returns (Net of Management Fees)		Dividend Yield
Period	Composite	S&P 500 Index(2)	Composite	S&P 500 Index(2)
1 Year	8.10%	11.96%	7.80%	2.09%
3 Year	-0.65%	8.87%	7.54%	2.06%
5 Year	5.64%	14.66%	7.46%	2.06%
10 Year	4.69%	6.95%	7.54%	2.15%
Inception (January 1, 1991)	9.09%	9.90%	8.97%	2.00%
 (1) As of December 31, 2016, the Composite was comprised of 37 discretionary accounts approximating $13.1 million in assets under management.  Total firm assets under management as of December 31, 2016 were $6.8 billion. As with any investment, there is a risk of profit or loss, including loss of principal.
(2) The S&P 500® Index is a broad market index of U.S. large capitalization companies.  The index is unmanaged and does not incur management fees, transaction costs, or other expenses associated with separately managed accounts.  You cannot invest directly in an index.

Please read the following important notes concerning the Composite return information shown above:

1.	The results shown above may not be sustained.
2.	All returns are based in U.S. dollars and are computed using a time-weighted rate of return.
3.	The Sub-Adviser is an independent investment management firm and registered investment adviser. The Sub-Adviser claims compliance with the Global Investment Performance Standards (GIPS®).
4. 5.
If the Fund's expenses were reflected in the gross performance of the Composite, such performance would be lower than shown.  Results may have been different if the SEC methodology had been used instead of the GIPS® methodology.
Past performance is not an indication of future results.

Manager of Managers Structure

The Fund and the Adviser have applied for an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that would permit the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Adviser would have ultimate responsibility, subject to oversight by the Board, for overseeing the Fund's sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order would not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure would not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders would be notified of any changes made to the sub-adviser or sub-advisory agreement within 90 days of the changes.
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SHAREHOLDER INFORMATION
Investor Class Shares

•	The minimum investment amount for Investor Class Shares is $2,000.
•	Investor Class Shares are subject to an annual 12b-1 fee no greater than 0.10% of average daily net assets.
•	Investor Class shares are not subject to front-end or contingent deferred sales charges.
Pricing of Fund Shares
The price of a Fund share is its net asset value ("NAV").  The Fund's NAV per share equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.  Shares are priced as of the close of regular trading on the New York Stock Exchange (the "NYSE"), which is usually 4:00 p.m., Eastern Time, on each day that the NYSE is open (a "Business Day").  The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday.
How to Buy Fund Shares
Account Minimums.  The minimum initial investment for the Fund is $2,000.  The minimum for subsequent investments in the Fund is $1,000 (except there is no minimum for retirement accounts).  For purposes of satisfying the investment minimum, the Fund reserves the right to aggregate all of the Fund accounts held by a shareholder or household.  The Trust's officers may, in their discretion, also waive or lower the account minimums: (i) for customers of a financial intermediary or investment adviser if the aggregate investments of the investment adviser or financial intermediary meet the account minimum or are believed likely to meet the account minimum in the future, or (ii) in such other circumstances that are consistent with the best interests of existing shareholders.
The Fund may, in its discretion, redeem your Fund shares if, in the aggregate, the value of your Fund accounts falls below $500.  The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions.  The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
Methods of Buying Shares.  You may purchase shares directly from the Fund by following one of the steps below:
By Mail	• Complete and sign the account application or an IRA application. If you do not complete the application properly, your purchase may be delayed or rejected.

• Make your check payable to the "Academy Funds Trust."  All purchase checks must be in U.S. Dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Fund will not accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any application.

• For IRA accounts, please specify the year for which the contribution is made.
• Mail your application and check to:
Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
• By overnight courier, send to:

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Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

By Telephone	You may not make your initial purchase by telephone.

By Wire
To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

	Wire to:	U.S. Bank, N.A
	ABA Number:	075000022
	Credit:	U.S. Bancorp Fund Services, LLC
	Account:	112-952-137
	Further Credit:	Academy Funds Trust
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to 4:00 pm Eastern time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
To Add to an Account	To add to an account, you may follow any one of the following steps:

By Mail	• Complete the investment slip that is included in your account statement and write your account number on your check.
• If you no longer have your investment slip, please reference your name, account number and address on your check, and the Fund's name
• Make your check payable to the "Academy Funds Trust."
• Mail your application and check to:
Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
• By overnight courier, send to:
Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

By Telephone
• If you submitted a voided check with your account application, and your account has been open for 15 days  you will automatically have the privilege to purchase additional shares by telephone unless you have declined this service on your account application.  You may call 1-877-FUND890 (877-386-3890) to purchase

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shares in an existing account.
• Investments made by electronic funds transfer must be in amounts of at least $1,000.

By Wire
	Wire to:	U.S. Bank, N.A
	ABA Number:	075000022
	Credit:	U.S. Bancorp Fund Services, LLC
	Account:	112-952-137
	Further Credit:	Academy Funds Trust
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Timing of Request to Buy Shares.  You may purchase the Fund's shares at their offering price, which is the NAV next determined after your purchase request is received in good order.  All requests received in good order before 4:00 p.m., Eastern Time, on a Business Day will be executed on that same day.  Requests received after 4:00 p.m., Eastern Time, on a Business Day will be processed at the applicable price determined on the next Business Day at the next Business Day's NAV.  A purchase request is in "good order" if it includes a completed account application and the dollar amount of shares to be purchased.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
The Fund, its Adviser and its Distributor reserve the right to reject any purchase request for any reason.  The Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when the offered securities are consistent with the Fund's investment objectives and policies.  Acceptance of such purchases will be at the Adviser's discretion, and will be valued in the same manner that the Fund uses to calculate its NAV.
Payments to Financial Advisers and Their Firms.  As permitted, the Adviser, the Fund, or any of their agents may enter into arrangements with financial intermediaries that market and sell shares of the Fund, through which arrangements investors may purchase or redeem Fund shares.  These financial intermediaries receive compensation for selling shares of the Fund and for providing shareholder record keeping, communication and/or other shareholder services.  This compensation is paid from various sources, including any 12b-1 fees that the Fund may pay.  In addition, the Adviser or other Fund agent, as applicable, may, at its own expense, compensate financial intermediaries in connection with the sale or expected sale of Fund shares.  In the case of payments received by financial intermediaries that employ a financial advisor, the individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.  Payments to financial intermediaries may create an incentive for the financial institution to recommend that you purchase Fund shares.
What is a Financial Intermediary?  A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.  In addition to financial intermediaries that market and sell Fund shares, certain brokerage firms and other companies that provide services of the type described above may receive fees from the Fund, the Adviser or the Distributor in respect of such services.  These companies also may be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.  Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.
Automatic Investment Plan (AIP).  To make regular investing more convenient, you can open an AIP with an initial investment of $2,000 and a minimum of $100 per transaction after you start your plan.  You tell us how much to invest for you every month.  On the day you select, the amount is automatically transferred from your bank account.  There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal you will be charged $25 and you will be responsible for any resulting losses to the Fund.  Your AIP will be terminated if two successive transactions are rejected.  If this occurs, you must write to reinstate your AIP.  You can terminate your AIP at any time by calling the Fund at least five business days before your next scheduled withdrawal date.  To
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implement this plan, please fill out the appropriate area of your application, or call 1-877-FUND890 (877-386-3890) for assistance.
How to Sell Fund Shares
When you purchase shares directly from the Fund, you may sell the shares by any one of the methods described below.  You may elect to have redemption proceeds sent to you by check (via regular mail or overnight courier), wire or electronic funds transfer.  If you elect to have your redemption check sent by overnight courier to the address of record for your account, a $15 fee will be deducted from your redemption proceeds.  If you elect to have your redemption proceeds sent by wire to a previously designated bank account, a $15 fee will be deducted from your redemption proceeds.  There is no charge to have proceeds sent directly to your bank account via electronic funds transfers.  Credit is usually available within 2-3 days.  Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.
The Fund normally pays redemption proceeds on the business day following the redemption, but no later than seven days after a redemption request is processed.  If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 calendar days.  Although the Fund may delay payment on your redeemed shares under such circumstances, they will be redeemed at the NAV next determined after your redemption request is received.  If the Federal Reserve Bank is closed on a day that redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional Business Day.
By Mail	• Send a letter of instruction that includes your account number, the Fund name, the dollar value or number of shares you want to redeem, and how and where to send the proceeds.
• Sign the request exactly as the shares are registered. All account owners must sign.
• Include a signature guarantee, if necessary (see below).
• Send your request to:
Regular Mail Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Overnight Courier Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

By Telephone
• You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.  See "Telephone Transactions" below for information about possible limitations on telephone  redemptions.

• Call 1-877-FUND890 (877-386-3890), between 8:00 a.m. and 7:00 p.m. (Central Time).
Timing of Request to Sell Shares.  Redemption requests received in "good order" before the close of the NYSE (usually 4:00 p.m. Eastern Time) on any Business Day will be processed at that day's NAV.  "Good order" means that all shares are paid for, and that you have included all required documentation along with any required signature guarantees.
Please note that the Fund may require additional documents for redemptions by corporations, executors, administrators, trustees, guardians or other fiduciaries.  If you have any questions about how to redeem shares, or to determine if a signature guarantee or other documentation is required, please call 1-877-FUND890 (877-386-3890).
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Redemptions in Kind. The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind).  It is unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.  In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until you sell them.
Dividend reinvestment plan.  Through the dividend reinvestment plan, you can have your distributions reinvested in your account.
Systematic Withdrawal Plan (SWP).  You can have shares automatically redeemed from your account on a regular basis by using our SWP.  You may take systematic withdrawals on a monthly, quarterly or annual basis, subject to a minimum transaction amount of $100.  The proceeds of a withdrawal can be sent by check to your address of record, or sent by electronic transfer to your bank.  If you want to implement this plan, please fill out the appropriate area of your application or call 1-877-FUND890 (877-386-3890) for assistance.
Telephone Transactions.  Telephone trades must be received by or prior to market close.  Telephone redemptions for an amount more than $50,000, will require a signature guarantee.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  In times of drastic economic or market conditions, you may have difficulty redeeming shares by telephone.  The Fund reserves the right to temporarily discontinue or limit the telephone purchase or redemption privileges at any time during such periods.  The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  The Fund uses procedures reasonably designed to confirm that telephone redemption instructions are genuine.  These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations.   If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  The Fund may implement other procedures from time to time.  If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.  Once a telephone transaction has been placed, it cannot be canceled or modified.
Signature Guarantees.  The Fund will require the signature guarantee of each account owner in the situations below. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP").  A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non-Medallion program member,  is required:
•	If ownership is being changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 calendar days;
•	For all redemptions in excess of $50,000 from any shareholder account;
•	For a redemption from an IRA account.
In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  The Fund reserves the right to waive any signature requirement at its discretion.
Non financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
Conversions
In certain circumstances, you may be permitted to convert your Investor Class shares into Institutional Class shares of the Fund if you meet the Institutional Class shares eligibility requirements.  When a conversion occurs, you receive shares of the Institutional Class in place of your shares of Investor Class.  The number of shares you own
16

after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes; however, the conversion has no effect on the value of your investment in the Fund.  A conversion between share classes of the same fund is a nontaxable event.
The Fund will only process conversions that are initiated by a shareholder.
Valuation of Portfolio Securities and Use of Fair Value Pricing
The net asset value (NAV) for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees. These methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.
Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.
With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.
Other Policies
Payments to Intermediaries. The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds. These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with "shelf space" or placing of the Fund on a recommended or preferred list, access to an intermediary's personnel and other factors. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies. Revenue sharing payments are paid from the Adviser's own legitimate profits and its own resources (not from the Fund's) and may be in addition to any Rule 12b-1 payments that are paid. Because revenue sharing payments are paid by the Adviser, and not from the Fund's assets, the amount of any revenue sharing payment is determined by the Adviser.

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, the Adviser and any sub-adviser to the Fund are prohibited from considering a broker-dealer's sale of the Fund's shares in selecting such broker-dealer for the execution of the Fund's portfolio transactions, except as may be specifically permitted by law. Sale of Fund shares is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.
Market Timing Policies and Procedures.  The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders.  The risks posed
17

by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs, all of which could adversely affect shareholder returns.
Because the Fund may invest in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of the Fund shares held by long-term shareholders than a fund investing solely in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their Fund share transaction, if those prices do not reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.  For more information on how the Fund uses fair value pricing, see "Valuation of Portfolio Securities and Use of Fair Value Pricing."
In addition, because the Fund may invest in micro/small/mid cap securities that often may trade in lower volumes, changes to the Fund's holdings in response to frequent trading by certain shareholders may impact the market prices of such relatively thinly traded securities held by the Fund.
The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts.
The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund will not knowingly accommodate frequent purchases and redemptions by Fund shareholders except for purchases and redemptions made through the Fund's Systematic Investment/Withdrawal Plans, as described in this Prospectus.
Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result, frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.
Customer Identification and Verification.  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.  The Fund is required by law to reject your new account application if the required identifying information is not provided.  In certain instances, the Fund is required to collect documents to fulfill its legal obligation.  Documents provided in connection with your application will be used solely to establish and verify your identity.  Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.
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Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the Fund's next determined NAV.
However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund (generally, 5 business days). Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase.
Shares of the Fund have not been registered for sale outside of the United States.  The Academy Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Anti-Money Laundering Program.  Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.
Householding.  In order to reduce expenses, the Fund delivers one copy of an annual/semi-annual report, prospectus and/or proxy statement on behalf of two or more shareholders at a shared address (householding).  If you do not wish to participate in householding, please indicate this preference on your new account application (if you are opening a new account) or call 1-877-FUND890 (877-386-3890) to change the status of your existing account. You may change your status at any time.
Electronic Delivery of Shareholder Documents.  You may choose to receive the Academy Funds Trust prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm's name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial adviser.
Inactive Accounts.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the "inactivity period" specified in your State's abandoned property laws.
Distributions and Taxes
Dividends and Distributions.  The Fund intends to qualify each year as a regulated investment company under the Code.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.  The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly.  The Fund will distribute net realized capital gains, if any, at least annually.  The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.  We automatically reinvest all dividends and any capital gains unless you indicate otherwise.  If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions.  You may change your distribution option at any time by writing or calling the transfer agent no later than 5 days before the record date of the next distribution.
Annual Statements.  Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you.  However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares
19

(defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid "Buying A Dividend."  At the time you purchase your Fund shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."
Tax Considerations
Fund Distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.
The Fund may derive "excess inclusion income" from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT.  Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
Because of certain "noncash" expenses, the cash flow of an equity REIT and certain master limited partnerships in which the Fund may invest will exceed its taxable income. The REIT or master limited partnership, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital.  Thus, the return of capital will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by you for tax purposes on the later sale of such Fund shares.  Any return of capital distributions in excess of your cost basis will be treated as capital gains.
The Fund must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including a 90% qualifying income test and asset diversification requirements.  Income realized by the Fund from a master limited partnership that fails to qualify in any year as a qualified publicly traded partnership ("QPTP") or a royalty trust classified as grantor trust may not be qualifying income.  Additionally, no more than 25% of the Fund's assets may be invested in one or more QPTPs and the Fund may be deemed to directly own the assets of a royalty trust classified as a grantor trust, and would need to look to such assets when determining its compliance with the diversification requirements.  Certain Canadian royalty trusts may be treated as a corporation for U.S. federal income tax purposes and distributions from such may be qualifying income when received by the Fund.  The Fund intends to monitor its investments in order to satisfy such income and asset diversification requirements.  In lieu of potential disqualification, the Fund may be permitted to pay a tax for certain failures to satisfy such requirements.  For more information, please see the "Distributions and Taxes" section in the Fund's SAI.
Sale or Redemption of Fund Shares.  A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.  The Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Cost basis will be calculated using the Fund's default method, unless you instruct the Fund to use a different calculation method.  Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.  Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Innovator Fund's website at www.innovatorfunds.com as the information becomes available.
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Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding.  By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  The Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
State and Local Taxes.  Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
Non-U.S. Investors.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends, and short-term capital gain dividends, if such amounts are reported by the Fund.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act ("FATCA"), the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares.  The Fund may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws.  Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
This discussion of "Distributions and Taxes" is not intended or written to be used as tax advice.  Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.
21

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years (or, if shorter, the period of the Fund's operations).  The total returns in the table represent how much an investor in the Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Certain information reflects financial results for a single Fund share.  The information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.
Innovator McKinley Income Fund – Investor Class
 Financial Highlights
	Year Ended November 30, 2016	Year Ended November 30, 2015	Period Ended November 30, 2014(6)	Year Ended December 31, 2013	From January 31, 2012 (Inception Date) to December 31, 2012
Per share operating performance (For a share outstanding throughout each period)
Net asset value, beginning of period	$16.97	$19.72	$20.27	$19.28	$20.00
Operations:
Net investment income/(loss)	0.54(5)	0.98(5)	0.74(5)	1.02(5)	1.02
Net realized and unrealized gain/(loss)	(0.65)	(2.77)	(0.35)	0.95	(0.72)
Total from investment operations	(0.11)	(1.79)	0.39	1.97	0.30
Dividends and distributions to shareholders:
Dividends from net investment income	(1.18)	(0.96)	(0.78)	(0.94)	(1.02)
Distributions from net realized gains	—	—	—	(0.04)	—
Return of capital distributions	—	—	(0.16)	—	—
Total dividends and distributions	(1.18)	(0.96)	(0.94)	(0.98)	(1.02)
Change in net asset value for the period	(1.29)	(2.75)	(0.55)	0.99	(0.72)
Redemption fees per share	—	0.00(3)(5)	0.00(3)(5)	0.00(3)(5)	0.00(3)
Net asset value, end of period	$15.68	$16.97	$19.72	$20.27	$19.28
Total return	1.15(8)	(9.36)%	1.79%(2)	10.39%	1.48%(2)
Ratios/Supplemental Data:
Net assets, end of period (000)	$31,258	$36,706	$97,659	$104,097	$75,884
Ratio of net expenses to average net assets:
Before expense limitation arrangement(4)(7)	1.81%	1.63%	1.54%(1)	1.57%	1.68%(1)
After expense limitation arrangement(4)(7)	1.22%	1.36%	1.36%(1)	1.35%	1.35%(1)

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Ratio of net investment income/(loss) to average net assets:
Before expense limitation arrangement(4)	2.83%	4.99%	3.67%(1)	4.86%	6.05%(1)
After expense limitation arrangement(4)	3.42%	5.26%	3.85%(1)	5.08%	6.38%(1)
Portfolio turnover rate	64%	73%	40%	91%	46%
(1) Annualized.
(2) Not annualized.
(3) Amount calculated is less than $0.005 per share.
(4) Does not include expenses of investment companies in which the Fund invests.
(5) Net investment income/(loss) and redemption fees per share have been calculated based on average shares outstanding during the period.
(6) The period ended November 30, 2014 consists of eleven months due to the Fund's fiscal year end change.
(7) The ratio of expenses to average net assets includes interest expense and certain proxy expenses where applicable.
(8) Includes performance history based off of the historical performance of an acquired fund in a Plan of Reorganization.
23

ACADEMY FUNDS TRUST
 PRIVACY NOTICE
FACTS	WHAT DOES THE ACADEMY FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Academy Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Academy Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes—information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes—information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-877-386-3890 or go to www.innovatorfunds.com

PN-1

Who we are
Who is providing this notice?	The Academy Funds Trust

What we do
How do the Academy Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Academy Funds collect my personal information?	We collect your personal information, for example, when you open an account or make an investment.
Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • The Academy Funds have no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Academy Funds do not share information so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Academy Funds do not jointly market.

Other important information
Everyday business purposes	The actions necessary by financial companies to run their business and manage client accounts, such as: • Processing transactions and mailings • Responding to court orders and legal investigations

INVESTMENT ADVISER
Innovator Capital Management, LLC
120 N. Hale Street, Suite 200
Wheaton, Illinois 60187

INVESTMENT SUB-ADVISER
McKinley Capital Management, LLC
3301 C Street, Suite 500
Anchorage, AK 99503
ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202
CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

ADDITIONAL INFORMATION
If you want more information about the Fund, the following documents are available free, upon request:
SHAREHOLDER REPORTS
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more information about the Fund and is legally part of this Prospectus (i.e., it is incorporated by reference).
HOW TO OBTAIN DOCUMENTS
You may obtain free copies of the Fund's annual and semi-annual reports, and the SAI through the Fund's Internet website (www.innovatorfunds.com) or by calling 1-877-386-3890
You may also review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C.  You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-551-8090.  You may obtain copies of reports and other information about the Fund for a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or for free from the EDGAR Database on the SEC's website at www.sec.gov.
FUND NAME	TICKER	CUSIP
Innovator McKinley Income Fund	IMIFX	004006300
Academy Funds Trust Investment Company Act File No. 811-22135

Prospectus
Innovator McKinley Income Fund
 Institutional Class Shares
(IMIIX)
March 30, 2017 (as supplemented on May 17, 2017)
The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Fund Summary	1
Additional Information About the Principal Risks of Investing in the Fund	7
More Information About the Fund's Principal Investment Strategies and Investments	9
Management of the Fund	9
Portfolio Managers	10
Supplemental Performance Information	10
Manager of Managers Structure	11
Shareholder Information	12
Pricing of Fund Shares	12
How to Buy Fund Shares	12
How to Sell Fund Shares	14
Valuation of Portfolio Securities and Use of Fair Value Pricing	16
Other Policies	17
Distributions and Taxes	19
Financial Highlights	22
Privacy Notice	PN-1
Additional Information	Back Cover

FUND SUMMARY
Investment Objective
The Innovator McKinley Income Fund primarily seeks current income and, as a secondary objective, long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The acquired fund fees and expenses shown below are incurred indirectly by the Fund through its ownership of shares in other investment companies and in business development companies.  They are not direct costs paid by Fund shareholders and are not used to calculate the Fund's net asset value.
Shareholder Fees	Institutional Class
(fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management fees	1.00%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.70%
Acquired fund fees and expenses[1]	1.52%
Total annual fund operating expenses[1]	3.22%
(Less fees waived/expenses reimbursed)[2]	(0.59)%
Total annual fund operating expenses after fee waivers and expense reimbursements	2.63%
[1]
 "Other expenses" and "Acquired fund fees and expenses" shown are for the fiscal year ended November 30, 2016.  The total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the Fund's audited financial statements for the fiscal year ended November 30, 2016, which reflect the operating expenses of the Fund and do not include the acquired fund fees and expenses.  As reflected in the Fund's audited financial statements, for the fiscal year ended November 30, 2016, the Fund's operating expenses before waivers were 1.70% and its operating expenses after waivers were 1.11%.  Due to the Fund's investments in other investment companies and in business development companies and the portfolio manager's flexibility to adjust the composition of the Fund's portfolio, the acquired fund fees and expenses may fluctuate significantly during the year.

[2]
The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other  extraordinary expenses) do not exceed 1.10% of average daily net assets until May 9, 2019.  Pursuant to its expense limitation agreement with the Fund, the Adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived or expenses were paid.  These waivers and reimbursements may only be terminated by the Board of the Fund.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and reflects the Adviser's waivers and reimbursements for the two-year period and the total operating expenses without waivers for years 3 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional Class
1 year	$266
3 years	$879
5 years	$1,578
10 years	$3,438

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of  its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund seeks to achieve its objective by investing in a portfolio of U.S.- listed, exchange-traded stocks and bonds, as well as other mutual funds and business development companies ("BDCs"), that the portfolio manager believes offers high current income. These securities may include "pass-through" securities (structured to pass through a majority of income as distributions to shareholders) such as master limited partnerships, royalty trusts, and real estate investment trusts. The Fund invests primarily in U.S. equity securities but may, to a lesser extent, invest in equity securities of foreign entities. The Fund may invest in entities of any size. To the extent that the Fund invests in bonds it may invest in bonds of any maturity or credit quality. These bonds may include high yield, high risk bonds, commonly known as "junk bonds", that are rated BBB- and below by Standard & Poor's (S&P) or similarly rated by another nationally recognized ratings organization.
The portfolio management team's approach towards management of the portfolio begins using proprietary quantitative models to systematically search for securities with stable to rising dividends. Once the quantitative process has identified candidates for possible inclusion in the portfolio, the portfolio management team applies qualitative analysis to assess if the earnings and distribution profile revealed through the quantitative analysis is both reasonable and sustainable. New ideas are taken from the results of the quantitative screening process but confirmed qualitatively by conducting street research review.
Although market conditions and other factors may cause deviations, the portfolio manager typically aims to maintain a portfolio with the following attributes:
•	Diversified portfolio consisting of high-yielding, U.S.-listed, exchange-traded securities
•	Long-only positions, no derivatives, no leverage
•	Security selection and portfolio composition driven by fundamentally-based, proprietary research
•	Low-turnover
Within the types of securities considered for inclusion in the Fund, the management process will seek to identify individual investments with current and projected yields significantly higher than those of broad common stock or investment grade bond indexes. Research processes will intend to maximize the likelihood that those yields will be sustained or increased, and that there is a reasonable probability of at least modest capital gains over a market cycle holding period. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash investments.
Principal Risks of Investing in the Fund
The Fund is aggressively managed and investing in the Fund involves risk.  There is no guarantee that the Fund will achieve its investment objective and you could lose money on your investment in the Fund, just as you could with other investments.  The portfolio manager's judgments about the companies or investment opportunities may not
2

anticipate actual stock price movements or company performance, and these judgments may affect the return on your investment.  Other principal risks include:

Risk	Definition
Stock market risk
The value of your investment in the Fund is based on the market prices of the securities the Fund holds.  These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole.

Master limited partnership risk
Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership.  There are also certain tax risks associated with an investment in units of master limited partnerships.

Real estate risk
The risk includes among others: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash-flow fluctuations; and defaults by borrowers.  REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act.

Royalty trust risk
The risk includes among others: cash-flow fluctuations and revenue decreases due to a sustained decline in demand for crude oil, natural gas and refined petroleum products, risks related to economic conditions, higher taxes or other regulatory actions that increase costs for royalty trusts.  Also, royalty trusts also do not guarantee minimum distributions or even return of capital.

Industry risk	The risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.
Smaller company risk
The Fund may invest in micro, small or mid cap companies.  Generally, micro, small and mid cap companies, which are often less seasoned, have more potential for rapid growth.  However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies.

Foreign securities risk
Investments in securities of foreign companies can be more volatile than investments in U.S. companies.  Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.  In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Fixed income risk
Yields and principal values of fixed income securities (bonds) will fluctuate.  Generally, values of debt securities change inversely with interest rates.  For example, as interest rates go up, the value of debt securities tends to go down and, as a result, the value of the Fund may go down.  Additionally, fixed income securities are subject to the risk that a bond's issuer might be unable to make timely payments of interest and principal.

High-yield or "junk" bond risk
The risk that high yield securities, commonly known as "junk bonds," are subject to reduced creditworthiness of issuers; increased risk of default; more limited and less liquid secondary market than higher rated securities; and greater price volatility.  Also, they are subject to a greater risk of loss of income and principal than investment grade securities.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at

3

approximately the price at which a portfolio has valued them, which may prevent the Adviser from disposing of securities at a favorable time or price during periods of infrequent trading of such securities.

Energy and natural resources risk
The Fund's investments in energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times.  Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Closed-end and exchange traded fund risk
The risks that a closed-end fund or exchange traded fund may experience many of the same risks associated with individual securities; is subject to market risk where the market as a whole, or that specific sector, may decline; and may trade at a discount to the aggregate value of its underlying securities.

Business development company risk
The Fund may invest in BDCs which may carry risks similar to those of a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Investments in other investment companies risk
Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies and BDCs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

Performance
The following performance information provides some indication of the risks of investing in the Institutional Class shares of the Fund.  The bar chart shows how the Fund's annual return has varied over the past three calendar years. The table shows how the Fund's average annual total returns for the 1-year and since inception periods compare with that of a broad-based securities index.  This comparison is provided to offer a broader market perspective.  The Fund's and the Predecessor Fund's (defined below) past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results.
On February 12, 2016, the Fund acquired the McKinley Diversified Income Fund (the "Predecessor Fund"), a series of Professionally Managed Portfolios, in a reorganization (the "Reorganization"). The Predecessor Fund's performance and financial history was adopted by the Fund following the Reorganization. The Predecessor Fund was advised by McKinley Capital Management, LLC.  The performance of the Institutional Class shares of the Fund for the period prior to February 12, 2016 is based off of the performance of the Investor Class shares of the Predecessor Fund.  Institutional Class shares' returns of the Fund will be different from the Predecessor Fund as they have different expenses.

Updated performance information can be obtained by calling 877-386-3890.
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Year-by-year annual total return (Institutional Class)

Calendar Year	Total Return
2014	(0.98)%
2015	(5.27)%
2016	8.89%

During the periods shown in the chart above, the Fund's highest quarterly return was 5.74% (quarter ended 6/30/14) and the Fund's lowest quarterly return was (8.65)% (quarter ended 9/30/15).

Average Annual Total Return as of December 31, 2016
Innovator McKinley Income Fund Institutional Class Shares	1 Year	Since Inception (3/27/13)
Return Before Taxes	8.89%	2.67%
Return After Taxes on Distributions	5.41%	1.79%
Return After Taxes on Distributions and Sale of Fund Shares	5.61%	1.73%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	11.96%	12.36%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser: Innovator Capital Management, LLC

Investment Sub-Adviser: McKinley Capital Management, LLC (McKinley)

Portfolio Management Team (McKinley):

Robert B. Gillam, President and CEO
Robert A. Gillam, CFA, Senior Vice President and CIO
Gregory S. Samorajski, CFA, Director of Investment, Portfolio Manager
Sheldon J. Lien, CFA, Portfolio Manager
Brandon S. Rinner, CFA, Portfolio Manager

Purchase and Sale of Fund Shares
The minimum initial investment for the Fund is $3 million.  The minimum for subsequent investments in the Fund is $10,000.  The Trust's officers may, in their discretion, also waive or lower the account minimums: (i) for investors that are believed likely to meet the account minimum in the future, or (ii) in such other circumstances that are consistent with the best interests of existing shareholders.
You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a "Business Day").  Shares may be purchased or sold through your financial advisor; by regular mail (Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701); by overnight courier service (Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI  53202); by telephone 877-386-3890 weekdays from 8 a.m. to 7 p.m. Central time; or by wire.
Taxes
The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual
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retirement account, in which case your distributions generally will be taxed when withdrawn from the plan or account.
Payments to Broker/Dealers and other Financial Intermediaries.
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.
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ADDITIONAL INFORMATION ABOUT THE PRINCIPAL RISKS OF INVESTING IN THE FUND
Stock Market Risk:  Common stock represents an equity or ownership interest in a company.  Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  The value of your investment in the Fund is based on the market prices of the securities the Fund holds.  These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole.  Historically, the equity markets have moved in cycles so that the value of the Fund's equity securities may fluctuate from day-to-day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response.  These factors contribute to price volatility which is the principal risk of investing in the Fund.  An investment in the Fund is more suitable for long-term investors who can bear the risk of these share price fluctuations.
Master Limited Partnership Risk: The risk that holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership.  Master limited partnerships may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold.  In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.
Master Limited Partnership Tax Risk. Master limited partnerships taxed as partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given master limited partnership, could result in a master limited partnership being treated as a corporation for U.S. federal income tax purposes, which would result in such master limited partnership being required to pay U.S. federal income tax on its taxable income. The classification of a master limited partnership as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the master limited partnership. Thus, if any of the master limited partnerships owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund's investment, and consequently your investment in the Fund and lower income.
Master limited partnerships taxed as partnerships file a partnership tax return for U.S. federal, state and local income tax purposes and communicate to each investor in such master limited partnership the investor's allocable share of the master limited partnership's income, gains, losses, deductions and expenses via a "Schedule K-1."  Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns.  A master limited partnership might need to amend its partnership tax return and, in turn, send amended Schedules K-1 to investors in the master limited partnership, such as the Fund.  When necessary, the Fund will send you a corrected Form 1099 to reflect Schedule K-1 information reclassified by a master limited partnership, which could, in turn, require you to amend your federal, state or local tax returns.
Real Estate Sector Risk: These risks include among others: possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash-flow fluctuations; and defaults by borrowers.  REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and/or failing to qualify for an exemption from registration as an investment company under the 1940 Act.
Royalty Trust Risk:  As the Fund invests in royalty trusts it is subject to the following risks:
•	Lack of diversification. Generally, the royalty trusts in which the Fund invests are heavily invested in oil and gas.
•	Potential sacrifice of growth. Potential growth may be sacrificed because revenue is passed on to a royalty trust's unit holders (such as the Fund), rather than reinvested in the business.
•
No guarantees.  Royalty trusts generally do not guarantee minimum distributions or even return of capital.  If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions.  The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

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•
Canadian Royalty Trusts – Canadian royalty trusts are different from U.S. royalty trusts.  First, they renew their holdings and operate more like an oil and gas company than does a U.S. royalty trust.  Generally the Canadian trusts do not engage in exploratory drilling.  When such trusts do exploratory drilling, it would generally be to increase production of their existing fields and holdings.  Most of the Canadian royalty trusts provide dividend payments which are based on the oil and gas production.  Royalty trusts pay monthly or quarterly income that varies over time as the production of their underlying assets varies.  Payments to unit holders will also vary with the market price of oil and natural gas.  Under amendments to the Income Tax Act (Canada) passed in 2007 (the "SIFT Rules"), certain trusts (defined as "SIFT trusts") are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. In addition, as a result of the SIFT Rules, some trusts may undertake reorganization transactions, the costs of which may affect the return earned on an investment in the trust. After any such conversion, tax efficiencies that were formerly available in respect of an investment in the trust may cease to be available. Accordingly, the SIFT Rules have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of shares of the Fund.

•
U.S. Royalty Trusts – U.S. royalty trusts are established to receive the royalties or net profit interests in a specific group of assets and to pay out those funds to their unit holders.  The assets and the net profit interests in those assets are specified when the trust is originally established.  Most of the U.S. royalty trusts provide dividend payments which are based on the oil and gas production of specified properties.  The trust assets are limited to the net profits interests in their specific assets which have a limited economic life.  Trust unit holders are taxed directly on their proportional share of the trust income. U.S. royalty trusts distribute substantially all trust income to unit holders.  Royalty trusts pay monthly or quarterly income that varies over time as the production of the underlying assets varies and generally gradually declines.  Payments to unit holders will also vary with the market price of oil and natural gas.  U.S. royalty trusts are considered as grantor trusts for income tax purposes and the unit holders are taxed directly for their share of the trust income and entitled to their share of trust deductions.  In the case of oil and gas royalty trusts, unit holders are entitled to tax depletion deductions and tax credits.  The trusts provide unit holders with the quarterly and annual reports required so that the unit holder can properly report their share of the income and deductions of the trust for income tax purposes.  The distributions of U.S. royalty trusts generally are not eligible for treatment as qualified dividend income.

Industry Risk:  Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry. Portfolios that concentrate their investments in a particular industry are considered to be subject to greater risks than portfolios that are not concentrated.
Smaller Company Risk:  The Fund may invest in micro, small or mid cap companies.  Generally, micro, small and mid cap companies, which are often less seasoned, have more potential for rapid growth.  However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies.  Therefore, the securities of micro cap, small cap and mid cap companies are generally more volatile than the securities of larger, more established companies. Investments in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.
Foreign Securities Risk:  Investments in securities of foreign companies can be more volatile than investments in U.S. companies.  Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.  In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.  Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments.  Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.
Fixed Income Risk:  Yields and principal values of debt securities (bonds) will fluctuate.  Generally, values of debt securities change inversely with interest rates.  As interest rates go up, the value of debt securities tends to go down.  As a result, to the extent the Fund holds fixed income investments, the value of the Fund may go down.  Furthermore, these fluctuations tend to increase as a bond's time to maturity increases, so a longer-term bond will
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decrease more for a given increase in interest rates than a shorter-term bond.  An issuer of fixed-income securities may be unable to make interest payments and repay principal.  Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.  It is possible that an issuer of a debt security owned by the Fund could default on interest and/or principal payments that are payable to the Fund.  Debt obligations rated below investment grade (commonly known as "high yield" or "junk bonds") by a nationally recognized statistical ratings organization, such as Standard & Poor's or Moody's Investor Services, may have more difficulty repaying principal and interest.
Investments in Other Investment Companies Risk: Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies and BDCs in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

MORE INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENTS
As part of its principal investment strategy, the Fund will typically invest in publicly traded master-limited partnerships, royalty trusts, real estate investment trusts, common and preferred equities, bonds, and other mutual funds and business development companies, amongst other security types.  Within these security types, the portfolio manager will seek to identify individual securities with current and projected yields significantly higher than those of broad common stock or investment grade bond indexes.  Research processes will intend to maximize the likelihood that those yields will be sustained or increased, and that there is a reasonable probability of at least modest capital gains over a market cycle holding period.  The portfolio manager will look to sell securities when he feels that a particular value opportunity has been fully realized, or he feels that changes in security-specific or macroeconomic factors dictate.
This Prospectus describes the Fund's principal investments and strategies, and the Fund will normally invest in the types of securities described in this Prospectus.  However, in addition to the investments and strategies described in this Prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy.  These non-principal investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain the Fund's SAI, see the back cover of this Prospectus).
Disclosure of Portfolio Holdings Information.  A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's SAI.

MANAGEMENT OF THE FUND
Under the supervision of the Trust's Board of Trustees, Innovator Capital Management, LLC (the "Adviser"), 120 N. Hale Street, Suite 200, Wheaton, Illinois, 60187, makes investment decisions for the Fund.  Effective May 9, 2017, the Adviser was appointed to serve as the investment adviser to the Fund, pursuant to an Interim Investment Advisory Agreement with the Trust on behalf of the Fund ("Interim Agreement"). The Interim Agreement will remain in effect for 150 days from its effectiveness, or until Fund shareholders approve a new, permanent investment advisory agreement ("New Advisory Agreement"), whichever is earlier. On March 23, 2017, the Board approved the New Advisory Agreement between the Trust and the Adviser and recommended that the New Advisory Agreement be submitted to Fund shareholders for approval. The New Advisory Agreement will take effect upon its approval by shareholders.
The terms and conditions of the Interim Agreement are identical in all material respects to those of the original investment advisory agreement between the Trust and Innovator Management LLC, the Fund's previous investment adviser ("Original Agreement"), except for the effective period and termination provisions. The terms and conditions of the New Advisory Agreement are substantively the same as the Original Agreement. The level of advisory services under the Interim Agreement and New Advisory Agreement will be the same as under the Original Agreement. For its services to the Fund, the Adviser is entitled to receive an annual fee of 1.00% of the Fund's average daily net assets. Investment advisory fees earned under the Interim Agreement are being paid into an escrow account, pending shareholder approval of the New Advisory Agreement.
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The Adviser has contracted, through May 9, 2019, to waive its fees and/or pay Fund expenses so that the Fund's annual net operating expenses (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses) do not exceed 1.10%. The management fees before and after such waivers for the fiscal year ended November 30, 2016, were 1.00% and 0.41%.
The Adviser has appointed a Sub-Adviser, McKinley Capital Management, LLC, 3301 C Street, Suite 500, Anchorage, AK 99503 to serve as sub-adviser to the Fund. The Adviser is responsible for compensating the Sub-Adviser for its services to the Fund.
A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended November 30, 2015.
Portfolio Managers
Robert B. Gillam, President and CEO, McKinley Capital Management, LLC
Robert A. Gillam, CFA, Senior Vice President and CIO, McKinley Capital Management, LLC
Gregory S. Samorajski, CFA, Director of Investment, Portfolio Manager, McKinley Capital Management, LLC
Sheldon J. Lien, CFA, Portfolio Manager, McKinley Capital Management, LLC
Brandon S. Rinner, CFA, Portfolio Manager, McKinley Capital Management, LLC
Each Portfolio Manager has been associated with the Sub-Adviser in the position noted for more than five years. The Fund is team-managed by the Portfolio Managers in addition to others who are not listed. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.
Supplemental Performance Information
The performance information shown below represents the composite of the prior performance of discretionary accounts managed by the Sub-Adviser with substantially similar investment objectives, policies and strategies as the Fund.  The performance information is referred to as the U.S. Equity Income Wrap Composite (the "Composite").  A "wrap" account is an account where the investor receives, for a flat fee, a range of services in addition to portfolio management, such as custody services.  Each of the wrap accounts included in the Composite has a minimum initial investment of $100,000 that focuses on U.S. equity income securities investments and is individually managed by the Sub-Adviser for which the Sub-Adviser receives a flat annual fee. This Composite is shown because it provides the longest, uninterrupted track record by the Sub-Adviser. The Sub-Adviser maintains all performance records for the Composite.  The Composite includes all accounts managed by the Sub-Adviser with substantially similar investment objectives, policies and strategies as the Fund. Accounts that meet established composite exclusion rules required by the Global Investment Performance Standards (GIPS®) are excluded from the Composite.

The performance of the Composite presented below does not guarantee similar results for the Fund and is not the Fund's own historical record.  You should not rely on the following performance data as an indication of future performance of the Sub-Adviser or of the Fund.  In addition, the performance information presented for the Composite is current as of the date shown, but may not be current as of the date you are reviewing this Prospectus. Consequently, the performance of the Composite may vary from that shown below.  The performance information has been calculated and provided by the Sub-Adviser.

The primary investment objectives, policies and strategies of the Fund and the Composite are substantially similar.  The Fund and the Composite will invest in substantially similar investments. However, the performance of the Composite may differ from the performance of the Fund because of the following differences between the Fund and the Composite:  brokerage commissions and dealer spreads; expenses (including management fees); the size of the investment in a particular security in relation to the overall portfolio size; the timing of purchases and sales (including the effect of market conditions at that time); the timing of cash flows into the portfolio; the availability of cash for new investments; and deviations in execution of the strategy caused by certain tax considerations specific to client accounts included in the composite.
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The performance of the Composite also may differ from the performance of the Fund because the Composite, unlike the Fund, is not registered under the Investment Company Act of 1940 or subject to certain provisions of the Code, and, consequently, the Composite, unlike the Fund, may not be required to:  redeem shares upon request; meet certain diversification requirements; or comply with the tax restrictions and investment limitations that govern mutual funds.  If the Composite had to comply with the foregoing regulatory requirements or restrictions, its performance results may have been adversely affected.

The foregoing differences, however, do not alter the conclusion that the investment objectives, strategies and policies of the Fund and the Composite are substantially similar.

The performance data below is for the Composite and is NOT the performance results of the Fund.

U.S. Equity Income Wrap Composite(1)
for Periods Ending December 31, 2016
	Average Annual Total Returns (Net of Management Fees)		Dividend Yield
Period	Composite	S&P 500 Index(2)	Composite	S&P 500 Index(2)
1 Year	8.10%	11.96%	7.80%	2.09%
3 Year	-0.65%	8.87%	7.54%	2.06%
5 Year	5.64%	14.66%	7.46%	2.06%
10 Year	4.69%	6.95%	7.54%	2.15%
Inception (January 1, 1991)	9.09%	9.90%	8.97%	2.00%

 (1)As of December 31, 2016, the Composite was comprised of 37 discretionary accounts approximating $13.1 million in assets under management.  Total firm assets under management as of December 31, 2016 were $6.8 billion. As with any investment, there is a risk of profit or loss, including loss of principal.
(2)The S&P 500® Index is a broad market index of U.S. large capitalization companies.  The index is unmanaged and does not incur management fees, transaction costs, or other expenses associated with separately managed accounts.  You cannot invest directly in an index.

Please read the following important notes concerning the Composite return information shown above:

1.	The results shown above may not be sustained.
2.	All returns are based in U.S. dollars and are computed using a time-weighted rate of return.
3.	The Sub-Adviser is an independent investment management firm and registered investment adviser. The Sub-Adviser claims compliance with the Global Investment Performance Standards (GIPS®).
4. 5.
If the Fund's expenses were reflected in the gross performance of the Composite, such performance would be lower than shown.  Results may have been different if the SEC methodology had been used instead of the GIPS® methodology.
Past performance is not an indication of future results.

Manager of Managers Structure

The Fund and the Adviser have applied for an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that would permit the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Adviser would have ultimate responsibility, subject to oversight by the Board, for overseeing the Fund's sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order would not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-
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advisory agreements. The Manager of Managers Structure would not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders would be notified of any changes made to the sub-adviser or sub-advisory agreement within 90 days of the changes.
SHAREHOLDER INFORMATION
Pricing of Fund Shares
The price of a Fund share is its net asset value ("NAV").  The Fund's NAV per share equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.  Shares are priced as of the close of regular trading on the New York Stock Exchange (the "NYSE"), which is usually 4:00 p.m., Eastern Time, on each day that the NYSE is open (a "Business Day").  The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday.
How to Buy Fund Shares
Account Minimums.  The minimum initial investment for the Fund is $3 million.  The minimum for subsequent investments in the Fund is $10,000.  The Trust's officers may, in their discretion, also waive or lower the account minimums: (i) for investors that are believed likely to meet the account minimum in the future, or (ii) in such other circumstances that are consistent with the best interests of existing shareholders.
The Fund may, in its discretion, redeem your Fund shares if, in the aggregate, the value of your Fund accounts falls below $1 million.  The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions.  The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
Methods of Buying Shares.  You may purchase shares directly from the Fund by following one of the steps below:
By Mail	• Complete and sign the account application or an IRA application. If you do not complete the application properly, your purchase may be delayed or rejected.

• Make your check payable to the "Academy Funds Trust."  All purchase checks must be in U.S. Dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Fund will not accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any application.

• For IRA accounts, please specify the year for which the contribution is made.
• Mail your application and check to:
Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
• By overnight courier, send to:
Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

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The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

By Telephone	You may not make your initial purchase by telephone.
By Wire
To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

	Wire to:	U.S. Bank, N.A
	ABA Number:	075000022
	Credit:	U.S. Bancorp Fund Services, LLC
	Account:	112-952-137
	Further Credit:	Academy Funds Trust
(Shareholder Name/Account Registration)
(Shareholder Account Number)
Wired funds must be received prior to 4:00 pm Eastern time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
To Add to an Account	To add to an account, you may follow any one of the following steps:
By Mail	• Complete the investment slip that is included in your account statement and write your account number on your check.
• If you no longer have your investment slip, please reference your name, account number and address on your check, and the Fund's name
• Make your check payable to the "Academy Funds Trust."
• Mail your application and check to:
Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
• By overnight courier, send to:
Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
By Telephone
• If you submitted a voided check with your account application, and your account has been open for 15 days you will automatically have the privilege to purchase additional shares by telephone unless you have declined this service on your account application.  You may call 1-877-FUND890 (877-386-3890) to purchase shares in an existing account.

• Investments made by electronic funds transfer must be in amounts of at least $10,000.

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By Wire
	Wire to:	U.S. Bank, N.A
	ABA Number:	075000022
	Credit:	U.S. Bancorp Fund Services, LLC
	Account:	112-952-137
	Further Credit:	Academy Funds Trust
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Timing of Request to Buy Shares.  You may purchase the Fund's shares at their offering price, which is the NAV next determined after your purchase request is received in good order.  All requests received in good order before 4:00 p.m., Eastern Time, on a Business Day will be executed on that same day.  Requests received after 4:00 p.m., Eastern Time, on a Business Day will be processed at the applicable price determined on the next Business Day at the next Business Day's NAV.  A purchase request is in "good order" if it includes a completed account application and the dollar amount of shares to be purchased.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
The Fund, its Adviser and its Distributor reserve the right to reject any purchase request for any reason.  The Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when the offered securities are consistent with the Fund's investment objectives and policies.  Acceptance of such purchases will be at the Adviser's discretion, and will be valued in the same manner that the Fund uses to calculate its NAV.
Payments to Financial Advisers and Their Firms.  As permitted, the Adviser, the Fund, or any of their agents may enter into arrangements with financial intermediaries that market and sell shares of the Fund, through which arrangements investors may purchase or redeem Fund shares.  These financial intermediaries receive compensation for selling shares of the Fund and for providing shareholder record keeping, communication and/or other shareholder services.  This compensation is paid from various sources, including any 12b-1 fees that the Fund may pay.  In addition, the Adviser or other Fund agent, as applicable, may, at its own expense, compensate financial intermediaries in connection with the sale or expected sale of Fund shares.  In the case of payments received by financial intermediaries that employ a financial advisor, the individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.  Payments to financial intermediaries may create an incentive for the financial institution to recommend that you purchase Fund shares.
What is a Financial Intermediary?  A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.  In addition to financial intermediaries that market and sell Fund shares, certain brokerage firms and other companies that provide services of the type described above may receive fees from the Fund, the Adviser or the Distributor in respect of such services.  These companies also may be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.  Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.
How to Sell Fund Shares
When you purchase shares directly from the Fund, you may sell the shares by any one of the methods described below.  You may elect to have redemption proceeds sent to you by check (via regular mail or overnight courier), wire or electronic funds transfer.  If you elect to have your redemption check sent by overnight courier to the address of record for your account, a $15 fee will be deducted from your redemption proceeds.  If you elect to have your redemption proceeds sent by wire to a previously designated bank account, a $15 fee will be deducted from your redemption proceeds.  There is no charge to have proceeds sent directly to your bank account via electronic funds transfers.  Credit is usually available within 2-3 days. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.
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The Fund normally pays redemption proceeds on the business day following the redemption, but no later than seven days after a redemption request is processed.  If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 calendar days.  Although the Fund may delay payment on your redeemed shares under such circumstances, they will be redeemed at the NAV next determined after your redemption request is received.  If the Federal Reserve Bank is closed on a day that redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional Business Day.
By Mail	• Send a letter of instruction that includes your account number, the Fund name, the dollar value or number of shares you want to redeem, and how and where to send the proceeds.
• Sign the request exactly as the shares are registered. All account owners must sign.
• Include a signature guarantee, if necessary (see below).
• Send your request to:
Regular Mail Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Overnight Courier Academy Funds Trust c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
By Telephone
• You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.  See "Telephone Transactions" below for information about possible limitations on telephone  redemptions.

• Call 1-877-FUND890 (877-386-3890), between 8:00 a.m. and 7:00 p.m. (Central Time).
Timing of Request to Sell Shares.  Redemption requests received in "good order" before the close of the NYSE (usually 4:00 p.m. Eastern Time) on any Business Day will be processed at that day's NAV.  "Good order" means that all shares are paid for, and that you have included all required documentation along with any required signature guarantees.
Please note that the Fund may require additional documents for redemptions by corporations, executors, administrators, trustees, guardians or other fiduciaries.  If you have any questions about how to redeem shares, or to determine if a signature guarantee or other documentation is required, please call 1-877-FUND890 (877-386-3890).
Redemptions in Kind. The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind).  It is unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.  In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until you sell them.
Dividend reinvestment plan.  Through the dividend reinvestment plan, you can have your distributions reinvested in your account.
Telephone Transactions.  Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  In times of drastic economic or market conditions, you may have difficulty redeeming shares
15

by telephone.  The Fund reserves the right to temporarily discontinue or limit the telephone purchase or redemption privileges at any time during such periods.  The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  The Fund uses procedures reasonably designed to confirm that telephone redemption instructions are genuine.  These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  The Fund may implement other procedures from time to time.  If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.  Once a telephone transaction has been placed, it cannot be canceled or modified.
Signature Guarantees.  The Fund will require the signature guarantee of each account owner in the situations below. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP").  A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non-Medallion program member,  is required:
•	If ownership is being changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 calendar days;
•	For a redemption from an IRA account.
In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  The Fund reserves the right to waive any signature requirement at its discretion.
Non financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
Valuation of Portfolio Securities and Use of Fair Value Pricing
The net asset value (NAV) for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees. These methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.
Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.
With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

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Other Policies

Payments to Intermediaries. The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds. These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with "shelf space" or placing of the Fund on a recommended or preferred list, access to an intermediary's personnel and other factors. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies. Revenue sharing payments are paid from the Adviser's own legitimate profits and its own resources (not from the Fund's) and may be in addition to any Rule 12b-1 payments that are paid. Because revenue sharing payments are paid by the Adviser, and not from the Fund's assets, the amount of any revenue sharing payment is determined by the Adviser.

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, the Adviser and any sub-adviser to the Fund are prohibited from considering a broker-dealer's sale of the Fund's shares in selecting such broker-dealer for the execution of the Fund's portfolio transactions, except as may be specifically permitted by law. Sale of Fund shares is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.
Market Timing Policies and Procedures.  The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders.  The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs, all of which could adversely affect shareholder returns.
Because the Fund may invest in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of the Fund shares held by long-term shareholders than a fund investing solely in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their Fund share transaction, if those prices do not reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.  For more information on how the Fund uses fair value pricing, see "Valuation of Portfolio Securities and Use of Fair Value Pricing."
In addition, because the Fund may invest in micro/small/mid cap securities that often may trade in lower volumes, changes to the Fund's holdings in response to frequent trading by certain shareholders may impact the market prices of such relatively thinly traded securities held by the Fund.
The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus and approved by the Fund's Board of Trustees. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts.
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The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund will not knowingly accommodate frequent purchases and redemptions by Fund shareholders.
Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result, frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.
Customer Identification and Verification.  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.  The Fund is required by law to reject your new account application if the required identifying information is not provided.  In certain instances, the Fund is required to collect documents to fulfill its legal obligation.  Documents provided in connection with your application will be used solely to establish and verify your identity.  Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.
Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the Fund's next determined NAV.
However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund (generally, 5 business days). Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase.
Shares of the Fund have not been registered for sale outside of the United States.  The Academy Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Anti-Money Laundering Program.  Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.
Householding.  In order to reduce expenses, the Fund delivers one copy of an annual/semi-annual report, prospectus and/or proxy statement on behalf of two or more shareholders at a shared address (householding).  If you do not wish to participate in householding, please indicate this preference on your new account application (if you are opening a new account) or call 1-877-FUND890 (877-386-3890) to change the status of your existing account. You may change your status at any time.
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Electronic Delivery of Shareholder Documents.  You may choose to receive the Academy Funds Trust prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm's name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial adviser.
Inactive Accounts.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the "inactivity period" specified in your State's abandoned property laws.
Distributions and Taxes
Dividends and Distributions.  The Fund intends to qualify each year as a regulated investment company under the Code.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.  The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly.  The Fund will distribute net realized capital gains, if any, at least annually.  The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.  We automatically reinvest all dividends and any capital gains unless you indicate otherwise.  If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions.  You may change your distribution option at any time by writing or calling the transfer agent no later than 5 days before the record date of the next distribution.
Annual Statements.  Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you.  However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.
Avoid "Buying A Dividend."  At the time you purchase your Fund shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."
Tax Considerations
Fund Distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.
The Fund may derive "excess inclusion income" from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT.  Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.
Because of certain "noncash" expenses, the cash flow of an equity REIT and certain master limited partnerships in which the Fund may invest will exceed its taxable income. The REIT or master limited partnership, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital.  Thus, the return of capital will result in an increase in the amount of gain (or
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decrease in the amount of loss) that will be recognized by you for tax purposes on the later sale of such Fund shares.  Any return of capital distributions in excess of your cost basis will be treated as capital gains.
The Fund must meet certain requirements under the Code for favorable tax treatment as a regulated investment company, including a 90% qualifying income test and asset diversification requirements.  Income realized by the Fund from a master limited partnership that fails to qualify in any year as a qualified publicly traded partnership ("QPTP") or a royalty trust classified as grantor trust may not be qualifying income.  Additionally, no more than 25% of the Fund's assets may be invested in one or more QPTPs and the Fund may be deemed to directly own the assets of a royalty trust classified as a grantor trust, and would need to look to such assets when determining its compliance with the diversification requirements.  Certain Canadian royalty trusts may be treated as a corporation for U.S. federal income tax purposes and distributions from such may be qualifying income when received by the Fund.  The Fund intends to monitor its investments in order to satisfy such income and asset diversification requirements.  In lieu of potential disqualification, the Fund may be permitted to pay a tax for certain failures to satisfy such requirements.  For more information, please see the "Distributions and Taxes" section in the Fund's SAI.
Sale or Redemption of Fund Shares.  A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.  The Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Cost basis will be calculated using the Fund's default method, unless you instruct the Fund to use a different calculation method.  Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.  Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Innovator Fund's website at www.innovatorfunds.com as the information becomes available.
Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding.  By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  The Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
State and Local Taxes.  Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
Non-U.S. Investors.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends, and short term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act ("FATCA"), the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares.  The Fund may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-
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U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws.  Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
This discussion of "Distributions and Taxes" is not intended or written to be used as tax advice.  Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.
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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years (or, if shorter, the period of the Fund's operations).  The total returns in the table represent how much an investor in the Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Certain information reflects financial results for a single Fund share.  The information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.
Innovator McKinley Income Fund  – Institutional Class
 Financial Highlights
	Year Ended November 30, 2016	Year Ended November 30, 2015	Period Ended November 30, 2014(5)	From April 2, 2013 (Inception Date) to December 31, 2013
Per share operating performance (For a share outstanding throughout each period)
Net asset value, beginning of period	$16.94	$19.69	$20.24	$20.57
Operations:
Net investment income/(loss)(4)	0.43	1.02	0.78	0.79
Net realized and unrealized gain/(loss)	1.32	(2.77)	(0.34)	(0.37)
Total from investment operations	1.75	(1.75)	0.44	0.42
Dividends and distributions to shareholders:
Dividends from net investment income	(1.20)	(1.00)	(0.83)	(0.71)
Distributions from net realized gains	—	—	—	(0.04)
Return of capital distributions	—	—	(0.16)	—
Total dividends and distributions	(1.20)	(1.00)	(0.99)	(0.75)
Change in net asset value for the period	0.55	(2.75)	(0.55)	(0.33)
Net asset value, end of period	$17.49	$16.94	$19.69	$20.24
Total return	1.21%(7)	(9.15)%	2.03%(3)	2.19%(3)
Ratios/Supplemental Data:
Net assets, end of period (000)	$5	$4,634	$5,101	$5,001
Ratio of net expenses to average net assets:
Before expense limitation arrangement(2)(6)	1.70%	1.38%	1.29%(1)	1.32%(1)
After expense limitation arrangement(2)(6)	1.11%	1.11%	1.11%(1)	1.10%(1)
Ratio of net investment income/(loss) to average net assets:
Before expense limitation arrangement(2)	2.94%	5.24%	3.92%(1)	4.94%(1)

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After expense limitation arrangement(2)	3.53%	5.51%	4.10%(1)	5.16%(1)
Portfolio turnover rate	64%	73%	40%	91%
(1) Annualized.
(2) Does not include expenses of investment companies in which the Fund invests.
(3) Not annualized.
(4) Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(5) The period ended November 30, 2014 consists of eleven months due to the Fund's fiscal year end change.
(6) The ratio of expenses to average net assets includes interest expense and certain proxy expenses where applicable.
(7) Includes performance history based off of the historical performance of an acquired fund in a Plan of Reorganization.

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ACADEMY FUNDS TRUST
 PRIVACY NOTICE
FACTS	WHAT DOES THE ACADEMY FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Academy Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Academy Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes—information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes—information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-877-386-3890 or go to www.innovatorfunds.com

PN-1

Who we are
Who is providing this notice?	The Academy Funds Trust

What we do
How do the Academy Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Academy Funds collect my personal information?	We collect your personal information, for example, when you open an account or make an investment.
Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • The Academy Funds have no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Academy Funds do not share information so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Academy Funds do not jointly market.

Other important information
Everyday business purposes	The actions necessary by financial companies to run their business and manage client accounts, such as: • Processing transactions and mailings • Responding to court orders and legal investigations

INVESTMENT ADVISER
Innovator Capital Management, LLC
120 N. Hale Street, Suite 200
Wheaton, Illinois 60187
INVESTMENT SUB-ADVISER
McKinley Capital Management, LLC
3301 C Street, Suite 500
Anchorage, AK 99503
ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202
CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

ADDITIONAL INFORMATION
If you want more information about the Fund, the following documents are available free, upon request:
SHAREHOLDER REPORTS
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more information about the Fund and is legally part of this Prospectus (i.e., it is incorporated by reference).
HOW TO OBTAIN DOCUMENTS
You may obtain free copies of the Fund's annual and semi-annual reports, and the SAI through the Fund's Internet website (www.innovatorfunds.com) or by calling 1-877-386-3890
You may also review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C.  You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-551-8090.  You may obtain copies of reports and other information about the Fund for a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or for free from the EDGAR Database on the SEC's website at www.sec.gov.
FUND NAME	TICKER	CUSIP
Innovator McKinley Income Fund	IMIIX	004006409
Academy Funds Trust Investment Company Act File No. 811-22135

Prospectus
Innovator IBD® 50 Fund

Exchange: NYSE Arca, Inc.
Ticker symbol: FFTY
March 30, 2017 (as supplemented on May 17, 2017)
The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Fund Summary	1
Additional Information About the Principal Risks of Investing in the Fund	6
More Information About the Fund's Principal Investment Strategies and Investments	6
Management of the Fund	7
Shareholder Information	8
Creations, Redemptions and Transaction Fees	9
Premium/Discount Information	11
Other Information	11
Additional Notices	12
Distributions and Taxes	13
Financial Highlights	16
Privacy Notice	PN-1
Additional Information	Back Cover

FUND SUMMARY
Investment Objective
The Innovator IBD® 50 Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.43%
Total annual fund operating expenses	1.13%
(Less fees waived/expenses reimbursed)[1]	(0.33)%
Total annual fund operating expenses after fee waivers and expense reimbursements	0.80%
[1]
The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses) do not exceed 0.80% of average daily net assets until May 9, 2019.  Pursuant to its expense limitation agreement with the Fund, the Adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived or expenses were paid.  These waivers and reimbursements may only be terminated by the Board of the Fund.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and reflects the Adviser's waivers and reimbursements for the two-year period and the total operating expenses without waivers for years 3 through 10. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	$82
3 years	$292
5 years	$557
10 years	$1,314
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1,041% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in companies included in the IBD® 50 Index.  The Fund will generally hold all of the companies included in the IBD® 50 Index other than during periods when the Fund is rebalanced due to changes in the constitution of the IBD® 50 Index.  The Fund, however, will not invest in the IBD® 50 Index companies in the same proportion as reflected in the Index.  The Fund is actively managed.  It is not an index fund.  As a result, its performance will deviate from the IBD® 50 Index.

The IBD® 50 Index is a computer-generated stock index published by Investor's Business Daily ("IBD").  IBD uses proprietary fundamental and technical ratings to compile what IBD considers the 50 leading growth companies that trade on U.S. securities markets.  Companies included in the IBD® 50 Index must meet minimum earnings, sales, profit margin, volume and technical requirements.  Companies meeting these requirements are included in the IBD® 50 Index on a price-weighted basis.  This means that stocks with higher prices receive a greater weight in the Index.  The IBD® 50 Index is rebalanced on the last day of each trading week after the U.S. stock market closes and is published by IBD on its website, www.investors.com, and at least once weekly in its print edition.

Unlike the IBD® 50 Index's price-weighted basis, the Fund will invest in the companies included in the Index on a conviction basis.  This means that the Fund's portfolio manager will overweight the higher ranked companies in the IBD® 50 Index and underweight the lower ranked companies.  The Fund's portfolio manager anticipates that these higher ranked companies may each represent as much as approximately 3.5% of the portfolio at the time of investment while the lower ranked companies may each represent as little as approximately 0.5% of the portfolio at the time of investment.

Under normal circumstances, the Fund will invest in a portfolio of U.S.-listed, exchange-traded equities.  Typically, the Fund will hold common stocks.  It will invest primarily in U.S. equity securities but may, to a lesser extent, invest in equity securities of foreign companies in developed markets, generally through American depositary receipts ("ADRs"), as well as in emerging markets.  The Fund may invest in companies of any size.  The Fund may concentrate its investments in a particular industry or group of industries to approximately the same extent that the IBD® 50 Index constituents are concentrated, meaning that it will invest more than 25% of its total assets in that industry or group of industries.

Although market conditions and other factors may cause deviations, the portfolio manager typically aims to maintain a portfolio with the following attributes:

• Fully invested diversified portfolio consisting of U.S.-listed, exchange-traded securities.
• Long-only positions, no derivatives, no leverage.

The "IBD®" mark has been licensed to the Adviser by IBD for use in connection with the Fund under certain circumstances.  The Adviser, in turn, has sublicensed to the Fund its rights to use the mark pursuant to a Sublicense Agreement.  The Fund is not sponsored, endorsed or sold by IBD.  IBD makes no representation regarding the advisability of investing in the Fund.
Principal Risks of Investing in the Fund
Investing in the Fund involves risk.  There is no guarantee that the Fund will achieve its investment objective and you could lose money on your investment in the Fund, just as you could with other investments.  The Fund is subject to the principal risks described below, any of which may adversely affect the Fund's net asset value, trading price, total return and ability to meet its investment objective:
2

Risk	Definition
Stock market risk
The value of your investment in the Fund is based on the market prices of the securities the Fund holds.  These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole.

Growth risk
The Fund invests in growth stocks.  These stocks may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Fund's share price.  Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. These companies tend to invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in falling markets. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Small- and mid -capitalization company risk
The Fund may invest in micro-, small- or mid-capitalization companies.  Generally, these companies, which are often less seasoned, have more potential for rapid growth.  However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies.

Industry risk	The risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.
Foreign securities risk
Investments in securities of foreign companies (particularly in emerging markets) can be more volatile than investments in U.S. companies.  Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.  In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Emerging markets risk
The Fund's investments in emerging markets may be subject to a greater risk of loss than investments in more developed foreign markets.  Emerging markets may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets.  Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk with custody of securities.

Concentration Risk
The Fund may be susceptible to loss due to adverse occurrences to the extent that the Fund's investments are concentrated in a particular issuer or issuers, region, market, industry, group of industries, sector or asset class.

Management Risk	The proprietary fundamental and technical ratings strategy published by IBD and used by the Fund's portfolio manager may not produce the desired results.
Market Trading Risk
The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund.

High Portfolio Turnover Risk
The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (higher than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities, as well as possible increased taxable distributions.

3

Premium/Discount Risk
As an ETF, Fund shares generally trade in the secondary market on the NYSE Arca, Inc. ("Exchange") at market prices that change throughout the day. Although it is expected that the market price of Fund shares will approximate the Fund's NAV, there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy Fund shares on the Exchange, and you may receive less than NAV when you sell those Fund shares on the Exchange.

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows the Fund's annual return for the most recent calendar year.  The table shows how the Fund's average annual total returns for the 1-year and since inception periods compare with that of a broad-based securities index.  This comparison is provided to offer a broader market perspective.

The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Fund's website at www.innovatorfunds.com.

Year-by-year annual total return

Calendar Year	Total Return
2016	9.10%

During the period shown in the chart above, the Fund's highest quarterly return was 9.11% (quarter ended September 30, 2016) and the Fund's lowest quarterly return was -4.72% (quarter ended March 31, 2016).

Average Annual Total Return as of December 31, 2016
Innovator IBD® 50 Fund	1 Year	Since Inception (4/8/15)
Return Before Taxes	9.10%	-1.89%
Return After Taxes on Distributions	9.10%	-1.89%
Return After Taxes on Distributions and Sale of Fund Shares	5.15%	-1.44%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	6.56%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser: Innovator Capital Management, LLC

Portfolio Manager (Since May 2017):  John Wilder Southard, Jr.

Sub-adviser: Penserra Capital Management LLC
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer.  The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units") to authorized participants who have entered into agreements with the Fund's distributor. The Fund generally will issue or redeem
4

Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
Taxes
The Fund's distributions generally are taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the plan or account.
Payments to Broker/Dealers and other Financial Intermediaries.
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's web site for more information.
5

ADDITIONAL INFORMATION ABOUT
 THE PRINCIPAL RISKS OF INVESTING IN THE FUND
Stock Market Risk: Common stock represents an equity or ownership interest in a company.  Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  The value of your investment in the Fund is based on the market prices of the securities the Fund holds.  These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole.  Historically, the equity markets have moved in cycles so that the value of the Fund's equity securities may fluctuate from day-to-day.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response.  These factors contribute to price volatility which is the principal risk of investing in the Fund.  An investment in the Fund is more suitable for long-term investors who can bear the risk of these share price fluctuations.
Industry Risk:  Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry. Portfolios that concentrate their investments in a particular industry are considered to be subject to greater risks than portfolios that are not concentrated.
Small and mid-capitalization company Risk:  The Fund may invest in micro-, small- or mid-cap companies.  Generally, these companies, which are often less seasoned, have more potential for rapid growth.  However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies.  Therefore, the securities of micro-cap, small-cap and mid-cap companies are generally more volatile than the securities of larger, more established companies. Investments in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.
Foreign Securities Risk:  Investments in securities of foreign companies (especially in emerging markets) can be more volatile than investments in U.S. companies.  Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets.  In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.  Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments.  Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.
MORE INFORMATION ABOUT THE FUND'S PRINCIPAL
 INVESTMENT STRATEGIES AND INVESTMENTS
This Prospectus describes the Fund's principal investments and strategies, and the Fund will normally invest in the types of securities described in this Prospectus.  However, in addition to the investments and strategies described in this Prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy.  These non-principal investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain the Fund's SAI, see the back cover of this Prospectus).
Disclosure of Portfolio Holdings Information.  A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's SAI.
6

MANAGEMENT OF THE FUND
Investment Adviser. Under the supervision of the Trust's Board of Trustees, Innovator Capital Management, LLC (the "Adviser"), 120 N. Hale Street, Suite 200, Wheaton, Illinois, 60187, makes investment decisions for the Fund. Effective May 9, 2017, the Adviser was appointed to serve as the investment adviser to the Fund, pursuant to an Interim Investment Advisory Agreement with the Trust on behalf of the Fund ("Interim Agreement"). The Interim Agreement will remain in effect for 150 days from its effectiveness, or until Fund shareholders approve a new, permanent investment advisory agreement ("New Advisory Agreement"), whichever is earlier. On March 23, 2017, the Board approved the New Advisory Agreement between the Trust and the Adviser and recommended that the New Advisory Agreement be submitted to Fund shareholders for approval. The New Advisory Agreement will take effect upon its approval by shareholders.
The terms and conditions of the Interim Agreement are identical in all material respects to those of the original investment advisory agreement between the Trust and Innovator Management LLC, the Fund's previous investment adviser ("Original Agreement"), except for the effective period and termination provisions. The terms and conditions of the New Advisory Agreement are substantively the same as the Original Agreement.  The level of advisory services under the Interim Agreement and New Advisory Agreement will be the same as under the Original Agreement. For its services to the Fund, the Adviser is entitled to receive an annual fee of 0.70% of the Fund's average daily net assets. Investment advisory fees earned under the Interim Agreement are being paid into an escrow account, pending shareholder approval of the New Advisory Agreement.

The Adviser has contracted, through May 9, 2019, to waive its fees and/or pay Fund expenses so that the Fund's annual net operating expenses (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses) do not exceed 0.80%. The management fees before and after such waivers for the fiscal year ended November 30, 2016, were 0.70% and 0.37%.

The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund.  These payments are often referred to as "revenue sharing payments."  The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with "shelf space" or placing the Fund on a recommended or preferred list, access to an intermediary's personnel and other factors.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you instead of recommending shares offered by competing investment companies.  Revenue sharing payments are paid from the Adviser's own legitimate profits and its own resources (not from the Fund's) and may be in addition to any Rule 12b-1 payments that are paid.  Because revenue sharing payments are paid by the Adviser, and not from the Fund's assets, the amount of any revenue sharing payment is determined by the Adviser.

Contact your financial intermediary for details about revenue sharing payments.

Notwithstanding the revenue sharing payments described above, the Adviser and any sub-adviser to the Fund are prohibited from considering a broker-dealer's sale of the Fund's shares in selecting such broker-dealer for the execution of the Fund's portfolio transactions, except as may be specifically permitted by law. Sale of Fund shares is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.
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Portfolio Manager.  John Wilder Southard, Jr. is the portfolio manager for the Fund. Mr. Southard, CFA, MBA is the Chief Investment Officer and Portfolio Manager of the Adviser since its inception (May 2017). He is also a principal of T2 Capital Management, LLC ("T2"), a real estate investment firm. Prior to cofounding T2, Mr. Southard served as the Managing Director, Portfolio Manager and Manager at PowerShares. He also served as Managing Director, Principal Financial Officer, Vice President and Treasurer of various funds in the fund complex of PowerShares Funds. Prior to PowerShares, he was a Senior Equity Analyst at Charles A. Schwab & Company Securities. Prior to Charles A. Schwab, he was a Portfolio Manager and Equity Analyst at First Trust Portfolios LP. Mr. Southard is a Chartered Financial Analyst. He has received an MBA degree from DePaul University.

Sub-Adviser.  The Adviser has appointed Penserra Capital Management LLC, 140 Broadway, 26th Floor, New York, NY 10005 (the "Sub-Adviser"), to serve as the Fund's sub-adviser.  The Sub-Adviser will be responsible for implementing the Fund's investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund's portfolio, and providing cash management services in accordance with the investment advice formulated by, and model portfolios delivered by, the Adviser.  The Adviser will be responsible for compensating the Sub-Adviser for its services to the Fund.

Administrator, Transfer Agent, and Custodian.  US Bancorp Fund Services LLC ("USBFS") is the administrator and transfer agent for the Fund.  U.S. Bank N.A. serves as the Fund's custodian.

Manager of Managers Structure.  The Fund and the Adviser have applied for an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that would permit the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Adviser would have ultimate responsibility, subject to oversight by the Board, for overseeing the Fund's sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order would not apply to any sub-adviser that is affiliated with the Fund or the Adviser.

The Manager of Managers Structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Manager of Managers Structure would not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders would be notified of any changes made to the sub-adviser or sub-advisory agreement within 90 days of the changes.

SHAREHOLDER INFORMATION

Buying and Selling Shares.  The Fund's shares ("Shares") will be issued or redeemed by the Fund at net asset value ("NAV") per share only in Creation Unit size.  Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares.  See also "Creations, Redemptions and Transaction Fees" below.

Shares of the Fund will also be listed for trading in the secondary market on the Exchange, and most investors will buy and sell Shares of the Fund in secondary market transactions on the Exchange through brokers.  Purchases and sales of Fund Shares in quantities smaller than Creation Unit sizes may only be traded on the Exchange and may not be directly purchased from, or redeemed by, the Fund.  Shares can be bought and sold on the Exchange throughout the trading day like other publicly traded shares.  There is
8

no minimum investment.  Share prices are reported in dollars and cents per Share.  Although Shares are generally purchased and sold in "round lots" of 100 shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per share price differential.  When buying or selling Shares through a broker in a secondary market exchange transaction, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Book Entry.  Shares are held in book-entry form, which means that no stock certificates are issued.  Depository Trust Company ("DTC") serves as the securities depository for all Shares, and DTC or its nominee is the record owner of all outstanding Shares of the Fund. Investors owning Shares are beneficial owners as shown on the records of DTC or its participants.  Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC.  As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a record owner of Shares.  Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.  These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

Fund Share Trading Prices.  The trading prices of Shares on the Exchange may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.  The Exchange intends to disseminate the "approximate value" of Shares every 15 seconds.  The "approximate value" that is calculated by the Exchange will be based on the value of assets in the portfolio minus a budgeted liability amount and divided by the number of outstanding Shares.  This "approximate value" is not related to the price that Shares are trading on the Exchange and is different from the NAV.  The "approximate value" should not be viewed as a "real-time" update of the NAV per Share of the Fund, because the "approximate value" may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day.  The Fund is not involved in, or responsible for, the calculation or dissemination of the "approximate value" and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares. The Fund does not impose restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board of Trustees evaluated the risks of market timing activities by the Fund's shareholders.  The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its Shares at NAV per Share for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and the Shares may be purchased and sold on the Exchange at prevailing market prices. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by the Fund's shareholders and (b) it is likely that any attempts to market time the Fund by shareholders would result in no negative impact to the Fund or its shareholders.

CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Creation Units.  Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must enter into an Authorized Participant Agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.  Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units.  For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Purchase.  Each day, prior to the opening of trading, the Fund will designate through the National Securities Clearing Corporation ("NSCC"), the names and number of shares of each security to be
9

included in that day's basket of equity securities constituting a substantial replication, or a representation, of the stocks included in the Fund's portfolio ("Deposit Securities").  In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of Deposit Securities and generally make a small cash payment referred to as the "Cash Component."  The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the deposit securities.

Orders must be placed in proper form by or through an "Authorized Participant" that is either: (i) a "Participating Party" i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of DTC ("DTC Participant") that has entered into an agreement with the principal underwriter and the transfer agent with respect to purchases and redemptions of Creation Units.  Orders are placed in "proper form" when the orders comply with the order processing procedures identified in the Authorized Participant Agreement for creation or redemption of Shares. All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per share.  In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., Eastern time.  A "custom order" may be placed by an Authorized Participant in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace  any deposit security; for example, when a security may not be available in sufficient quantity for delivery or when a security may not be eligible for trading by such Authorized Participant or the investor for which it is acting.  See also "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed creation transaction fee (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction.  An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to custom order transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units through a custom order.  See also "Creation and Redemption of Creation Unit Aggregations" in the SAI.  The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.  Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 105% of the market value of the missing Deposit Securities.  See also "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Legal Restrictions on Transactions in Certain Stocks.  An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock that would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. Such legal restrictions would include, but would not be limited to, restrictions due to affiliated relationships, investment guidelines governing institutional investors or where the investor is an investment banking firm or broker-dealer restricted from holding shares of a company whose securities it recently underwrote.  These transactions would be considered custom orders since they involve the substitution of cash in lieu of securities, and purchasers may be subject to a transaction fee of up to four times the standard Creation Transaction Fee. For more details, see the "Creation and Redemption of Creation Unit Aggregations" section in the SAI.

Redemption.  The Fund's custodian makes available immediately prior to the opening of business of the Exchange each day, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities").  Fund Securities received on redemption may not be identical to Deposit Securities
10

that are applicable to purchases of Creation Units.  Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, the redeeming shareholder will be required to arrange for a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes. For more details, see the "Creation and Redemption of Creation Unit Aggregations" section in the Fund's SAI.  An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant.  An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.  An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Fund with respect to redemptions effected outside of the Clearing Process (through a DTC Participant) or to the extent that redemptions are for cash.  The Fund reserves the right to effect redemptions in cash.  A shareholder may request a cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request. See also "Creation and Redemption of Creation Unit Aggregations" in the Fund's SAI.

PREMIUM/DISCOUNT INFORMATION

NAV is the price per share at which the Fund issues and redeems Shares, and is calculated as described in the section of this Prospectus entitled "Net Asset Value." The "Market Price" of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the Exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated.  The Fund's Market Price may be at, above or below its NAV.  The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings.  The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated.  A premium is the amount that the Fund's Market Price is trading above the reported NAV, expressed as a percentage of the NAV.  A discount is the amount that the Fund's Market Price is trading below the reported NAV, expressed as a percentage of the NAV.

Information showing the differences between the per share NAV of the Fund and the daily market prices on secondary markets for Shares of the Fund is available by visiting its website at www.innovatorfunds.com.

OTHER INFORMATION

Distribution Plan.  Quasar Distributors, LLC serves as the principal underwriter (the "Distributor") of Creation Units for the Fund on an agency basis.  The Distributor does not maintain a secondary market in the Shares.

The Fund's Board of Trustees has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule
11

12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").  In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of Shares;(iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor, or a dealer agreement with a broker-dealer.

No 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of each Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Net Asset Value.  USBFS calculates the Fund's NAV at the close of regular trading (ordinarily 4:00 p.m. Eastern time) every day the New York Stock Exchange is open.  The net asset value (NAV) for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees. These methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

ADDITIONAL NOTICES

Continuous Offering.  The method by which Creation Units of Fund Shares are created and traded may raise certain issues under applicable federal securities laws.  Because new Shares may be created and issued on an ongoing basis, at any point during the life of the Fund, a "distribution," as that term is used in the Securities Act of 1933, as amended (the "Securities Act"), may be occurring.  Any individuals considered to be statutory underwriters with regard to a distribution are subject to prospectus delivery and liability provisions of the Securities Act.  Therefore, broker-dealers and other persons are cautioned that some activities on their part, depending on the circumstances, may result in their being deemed
12

participants in a distribution in a manner that could render such broker-dealers or other persons statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether a person is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealer firms should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary market transactions) are generally required to deliver a prospectus. This is because the current prospectus delivery exemption in the Securities Act does not apply to these transactions. However, subject to the terms and conditions of an exemptive order, the Fund has received an exemption from the prospectus delivery obligation in ordinary secondary market transactions, on the condition that purchasers are provided with a product description of the Shares. This exemption only exempts dealers from the prospectus delivery requirement with respect to ordinary secondary market transactions on the Exchange and does not exempt dealers from the prospectus delivery requirement where a dealer's activities would render the dealer a statutory underwriter. Certain other requirements must also be satisfied with regard to delivery of prospectuses to exchange members in transactions on a national securities exchange. For more information, see "Exchange Listing and Trading/Continuous Offering" in the Fund's SAI.

DISTRIBUTIONS AND TAXES
Dividends and Distributions.  The Fund intends to qualify to be treated each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders. The Fund expects to declare and distribute all of its net investment income and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Annual Statements.  Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  The Fund makes every effort to reduce the number of corrected forms mailed to you.  However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.
Avoid "Buying A Dividend."  At the time you purchase your Fund Shares, the Fund's market price may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."
Tax Considerations
Fund Distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares.  A portion of income dividends reported by the
13

Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.
Taxes on Exchange-Listed Share Sales. A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.
Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding.  By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your Shares.  Withholding is also imposed if the Internal Revenue Service requires it. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
State and Local Taxes.  Fund distributions and gains from the sale of your Fund Shares generally are subject to state and local taxes.
Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less. If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in kind.
Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends, and short-term capital gain dividends, if such amounts are reported by the Fund.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act ("FATCA"), a 30% withholding tax is imposed on the following payments or distributions made by the
14

Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares.  Information about a shareholder in the Fund may be disclosed to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws.  Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.
This discussion of "Distributions and Taxes" is not intended or written to be used as tax advice.  Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

15

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years (or, if shorter, the period of the Fund's operations).  The total returns in the table represent how much an investor in the Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Certain information reflects financial results for a single Fund share.  The information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

TOTAL FUND

	Year Ended November 30, 2016	Period Ended November 30, 2015(3)
Per share operating performance
(For a share outstanding throughout each period)
Net asset value, beginning of period	$23.54	$25.00

Operations:
Net investment income/(loss)	(0.06)	(0.04)
Net realized and unrealized gain/(loss)	0.47	(1.42)
Total from investment operations	0.41	(1.46)

Dividends and distributions to shareholders:
Dividends from net investment income	—	—
Distributions from net realized gains	—	—
Total dividends and distributions	—	—
Change in net asset value for the period	0.41	(1.46)
Net asset value, end of period	$23.95	$23.54

Total return	1.78%	-5.84%(2)

Ratios/supplemental data:
Net assets, end of period (000)	$35,931	$70,612
Ratio of net expenses to average net assets:
Before expense limitation arrangement	1.13%	1.13%(1)
After expense limitation arrangement	0.80%	0.80%(1)
Ratio of net investment income/(loss) to average net assets:
Before expense limitation arrangement	-0.47%	-0.67%(1)
After expense limitation arrangement	-0.14%	-0.34%(1)
Portfolio turnover rate(4)	1,041%	546%

(1)	Annualized.
(2)	Not annualized.
(3)	Since Commencement of Operations on April 8, 2015.
(4)	Excludes in-kind transactions associated with creations and redemptions of the Fund.
16

ACADEMY FUNDS TRUST
 PRIVACY NOTICE
FACTS	WHAT DOES THE ACADEMY FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Academy Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Academy Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes—information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes—information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-877-386-3890 or go to www.innovatorfunds.com

PN-1

Who we are
Who is providing this notice?	The Academy Funds Trust

What we do
How do the Academy Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Academy Funds collect my personal information?	We collect your personal information, for example, when you open an account or make an investment.
Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • The Academy Funds have no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Academy Funds do not share information so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Academy Funds do not jointly market.

Other important information
Everyday business purposes	The actions necessary by financial companies to run their business and manage client accounts, such as: • Processing transactions and mailings • Responding to court orders and legal investigations

INVESTMENT ADVISER
Innovator Capital Management, LLC
120 N. Hale Street, Suite 200
Wheaton, Illinois 60187
INVESTMENT SUB-ADVISER
Penserra Capital Management LLC
140 Broadway
26th Floor
New York, NY 10005
ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202
CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

ADDITIONAL INFORMATION
If you want more information about the Fund, the following documents are available free, upon request:
SHAREHOLDER REPORTS
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more information about the Fund and is legally part of this Prospectus (i.e., it is incorporated by reference).
HOW TO OBTAIN DOCUMENTS
You may obtain free copies of the Fund's annual and semi-annual reports, and the SAI through the Fund's Internet website (www.innovatorfunds.com) or by calling 1-877-386-3890.
You may also review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C.  You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-551-8090.  You may obtain copies of reports and other information about the Fund for a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or for free from the EDGAR Database on the SEC's website at www.sec.gov.
FUND NAME	TICKER	CUSIP
Innovator IBD ® 50 Fund	FFTY	004006508

Academy Funds Trust Investment Company Act File No. 811-22135

ACADEMY FUNDS TRUST
Innovator McKinley Income Fund
Investor Class Shares – IMIFX
Institutional Class Shares – IMIIX

Statement of Additional Information
March 30, 2017 (as supplemented on May 17, 2017)

615 E. Michigan St.
Milwaukee, WI 53202
1-877-386-3890
www.innovatorfunds.com

This Statement of Additional Information ("SAI") describes shares of the Innovator McKinley Income Fund (the "Fund") which is a series of Academy Funds Trust (the "Trust").  The Trust offers shares of two separate and distinct series. This SAI relates solely to the Fund.  Currently, the Fund offers Investor Class and Institutional Class Shares.  The Fund's investment adviser is Innovator Capital Management, LLC (the "Adviser").

This SAI supplements the information contained in the Fund's current Investor Class and Institutional Class Shares Prospectuses, each dated March 30, 2017, as they may be amended from time to time.  This SAI should be read in conjunction with the Prospectuses.  This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectuses.  The audited financial statements and financial highlights of the Fund are incorporated by reference from the Trust's annual report to shareholders.  A Prospectus for the Fund's Investor Class or Institutional Class Shares may be obtained by writing or calling the Fund's distributor, Quasar Distributors, LLC (the "Distributor"), at the above address or by calling the above phone number.  The Fund's annual report to shareholders is available by request, without charge, by calling 1-877-386-3890.

	Page		Page
Organization and Classification	2	Capital Structure	25
Investment Restrictions and Policies	2	Purchase and Redemption of Shares	25
Investment Strategies and Risks	4	Determining Offering Price and Net Asset Value	28
Disclosure of Portfolio Holdings Information	13	Distributions and Taxes	28
Management of the Trust	15	Performance Information	45
Investment Adviser and Other Service Providers	20	Financial Statements	46
Portfolio Managers	23	Control Persons and Principal Holders of Shares	46
Trading and Brokerage	24

ORGANIZATION AND CLASSIFICATION

The Trust is a Delaware statutory trust organized on October 17, 2007.  The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act").  The Trust currently offers shares of two separate series, representing separate portfolios of investments.  This SAI relates solely to the Innovator McKinley Income Fund (the "Fund"), which is diversified. Currently, the Fund offers Investor Class and Institutional Class Shares.

The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in the Fund.  All consideration received by the Trust for shares of the Fund and all assets of the Fund belong solely to the Fund and would be subject to liabilities related thereto.  The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses for existing shareholders, proxy solicitation materials and reports to shareholders, costs of custodial services charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses.  Expenses attributable to a specific fund shall be payable solely out of the assets of that fund.  Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objectives
There can be no assurance that the Fund will achieve its objectives.  The Fund's investment objectives and policies, and its associated risks, are discussed below and in the Fund's Prospectuses, which should be read carefully before an investment is made.  All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval.  Additional information about the Fund and its policies is provided below.

Fundamental Investment Restrictions
The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) of the outstanding voting securities of the Fund.  All other investment policies or practices of the Fund are considered by the Trust non-fundamental and, accordingly, may be changed without shareholder approval.  For purposes of the 1940 Act, a "majority of the outstanding voting securities" means the lesser of the vote of:  (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of a Fund.

The Fund may not:

(1)	borrow money or issue senior securities, except as the 1940 Act, any rules or orders thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof, may permit;
(2)
underwrite the securities of other issuers, except that it may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

2

(4)
make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests;

(5)
make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof) of its investments in securities of issuers primary engaged in any one industry; provided that, this restriction does not limit the Fund from concentrating its investments in: the real estate sector or related sectors; the energy sectors or related sectors; or securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies; and

(6)
purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Non-Fundamental Investment Restrictions
In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval.

(1)
The Fund may not invest more than 15% of its respective net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

(2)
The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

* * *

For purposes of the Fund's concentration policy, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.  Notwithstanding fundamental restriction number five, the Fund does not intend to concentrate its investments in the real estate or energy sectors.  For purposes of measuring concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) energy companies will be divided according to their services, for example, exploration, refining, and transmission will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; (iv) asset-backed securities will be classified according to the underlying assets securing such securities; and (v) real estate sector securities will be divided according to companies that derive at least 50% of their gross revenues or net profits from either (1) products or services related to the real estate industry, such as building supplies or mortgage servicing, and will each be considered a separate industry, (2) investments directly in real property that
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derives their income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales, (3) investments in real estate mortgage loans and services their income primarily from interest payments, or (4) investments in government-agency backed mortgages and will each be considered a separate industry.  Investments in real estate investment trusts ("REITs") will be further sub-divided into industrial and office REITs, retail REITs, residential REITs, diversified REITs, specialty REITs, mortgage REITs, and hotel and lodging REITs and will each be considered a separate industry.

Except for the Fund's policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

Portfolio Turnover
The Fund is not expected to have a portfolio turnover rate in excess of 100%.  Portfolio trading will be undertaken principally to accomplish the Fund's investment objectives.  The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the "Code") and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's investment objective.  Therefore, the Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover.

The portfolio turnover rate tells you the amount of trading activity in the Fund's portfolio.  A turnover rate of 100% would occur, for example, if all of the Fund's investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded.  The turnover rate also may be affected by cash requirements from purchases and redemptions of the Fund's shares.  A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

For the fiscal periods ended November 30, 2015 and November 30, 2016, the Fund's portfolio turnover rate was 73% and 64%, respectively.

INVESTMENT STRATEGIES AND RISKS

The following information relates to and supplements the description of the Fund's investment strategies and risks that are contained in the Prospectuses and includes descriptions of permitted investments and investment practices as well as associated risk factors.  Unless otherwise noted, the following investments are non-principal investments of the Fund.

American Depositary Receipts (ADRs).  ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer.  Depositary receipts may be sponsored or unsponsored.  These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers.  Such risks include future
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adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates.  Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers.  In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants.  A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility.  Holders of unsponsored depositary receipts generally bear all the costs of the facility.  The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.  The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement.  The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.  With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees.  Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

Borrowing.  The Fund may borrow money, but has no current intention to do so.  The Fund may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and the Fund will seek to repay such borrowings promptly.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets.  This borrowing is not subject to the foregoing 300% asset coverage requirement.  The Fund is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds.  The Fund may borrow at times to meet redemption
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requests rather than sell portfolio securities to raise the necessary cash.  Borrowing can involve leveraging when securities are purchased with the borrowed money.  The use of leverage can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Equity Securities.  As part of its principal investment strategies, the Fund invests in equity securities, primarily common stocks. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of equity securities in which a fund invests will cause the net asset value ("NAV") of a fund to fluctuate.  The Fund may purchase equity securities traded in the United States on registered exchanges or the over-the-counter market.  Equity securities are described in more detail below:

•
Common Stock.  As part of its principal investment strategies, the Fund invests in common stock. Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•
Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•
Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

•
Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable nonconvertible securities.  Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.  When the underlying common stocks decline in value, convertible securities will tend not to decline to the same
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extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.
•
Micro, Small and Mid Cap Issuers.  The Fund may invest in micro, small and mid cap issuers. Investing in equity securities of micro, small and mid cap companies often involves greater risk than is customarily associated with investments in companies with larger capitalizations.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange.  Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. As a result, the prices of the smaller companies owned by the Fund may be volatile, and the price movements of the Fund's shares will reflect that volatility.

Foreign Securities.  As part of its principal investment strategies, the Fund may invest in foreign common stocks.  The Fund may invest in other types of foreign securities as part of its nonprincipal investment strategies. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities.  These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers.  Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Fixed Income Securities.  The Fund may invest in fixed-income securities.  Fixed-income securities consist of bonds, notes debentures and other interest-bearing securities that represent indebtedness.  The market value of the fixed-income investments in which the Fund invests will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed-income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also generally subject to greater market fluctuations as a result of changes in interest rates.  Changes by recognized agencies in the rating of any
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fixed-income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

Illiquid Securities.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued.  Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Fund's Board of Trustees.  Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition.  Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.  Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments.  In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).  The Fund will not invest more than 15% of its net assets in illiquid securities.

Money Market Securities.  The Fund may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase.  For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.  For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below.

•
U.S. Government Securities.  Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies.  Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

▪ U.S. Treasury Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-
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entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").
▪ Receipts.  Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury.  Receipts are sold as zero coupon securities.
▪ U.S. Government Zero Coupon Securities.  STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons.  Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.  Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.  Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.
▪ U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.  Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of the Fund's shares.
•
Commercial Paper.  Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities.  Maturities on these issues vary from a few to 270 days.

•
Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  The Fund may invest in obligations issued by banks and other savings institutions.  Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks.  Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.  These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund.  Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.  Bank obligations include the following:

9

▪ Bankers' Acceptances.  Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank.  Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange.  Maturities are generally six months or less.
▪ Certificates of Deposit.  Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  Unless it can be traded on a secondary market, certificates of deposit with penalties for early withdrawal will be considered illiquid.
▪ Time Deposits.  Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.
▪ Repurchase Agreements.  The Fund may enter into repurchase agreements with financial institutions.  The Fund follows certain procedures designed to minimize the risks inherent in such agreements.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement).  Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral.  In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral.  However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets.  The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.
"Pass Through" Securities.  As part of its principal investment strategies, the Fund may invest in "pass through" securities (that is, securities that are structured to pass a majority of income as distributions to shareholders) such as master limited partnerships, real estate investment trusts and royalty trusts.
•
Master Limited Partnerships (MLPs). Most MLPs operate in oil & gas related businesses including energy processing and distribution.  The remaining MLP operate in a variety of businesses including coal, timber, other minerals, real estate, and some miscellaneous businesses.  MLPs are pass-through entities or businesses that are taxed at the unitholder level and generally are not subject to federal or state income tax at the partnership level.  Annual income, gains, losses, deductions or credits of the MLP pass through directly to its unitholders.  Unitholders report their allocated shares of these amounts on their individual tax returns, as though the unitholder had incurred these items directly.  MLPs will furnish investors with a schedule K-1 to provide the information required for income tax reporting purposes.  The distributions of MLPs generally are not eligible for treatment as qualified

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dividend income.  Income realized by the Fund from an MLP that fails to qualify in any year as a qualified publicly traded partnership ("QPTP") may not be qualifying income for purposes of the Income Requirement (described below).
•
Real Estate Investment Trusts (REITs).  The Fund may invest in shares of REITs which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small cap companies.  Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.  By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.  The Fund may be subject to certain risks associated with the direct investments of the REITs.  REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.
•
Canadian Royalty Trusts.   Canadian royalty trusts are different from U.S. royalty trusts.  First, they renew their holdings and operate more like an oil and gas company than does a U.S. royalty trust.  Generally the Canadian trusts do not engage in exploratory drilling.  When such trusts do exploratory drilling, it would generally be to increase production of their existing fields and holdings.  Most of the Canadian royalty trusts provide dividend payments which are based on the oil and gas production.  Royalty trusts pay monthly or quarterly income that varies over time as the production of their underlying assets varies.  Payments to unit holders will also vary with the market price of oil and natural gas.  Under amendments to the Income Tax Act (Canada) passed in 2007 (the "SIFT Rules"), certain trusts (defined as "SIFT trusts") are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. In addition, as a result of the SIFT Rules, some trusts may undertake reorganization transactions, the costs of which may affect the return earned on an investment in the trust. After any such conversion, tax efficiencies that were formerly available in respect of an investment in the trust may cease to be available. Accordingly, the SIFT Rules have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of shares of the Fund.

•
U.S. Royalty Trusts.  U.S. royalty trusts are established to receive the royalties or net profit interests in a specific group of assets and to pay out those funds to their unit holders.  The assets and the net profit interests in those assets are specified when the trust is originally established. Most of the U.S. royalty trusts provide dividend payments which are based on the oil and gas production of specified properties. The trust assets are limited to the net profits interests in their specific assets which have a limited economic life.  Trust unit holders are taxed directly on their proportional share of the trust income. U.S. royalty trusts distribute

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substantially all trust income to unit holders.  Royalty trusts pay monthly or quarterly income that varies over time as the production of the underlying assets varies and generally gradually declines.  Payments to unit holders will also vary with the market price of oil and natural gas. U.S. royalty trusts are considered as grantor trusts for income tax purposes and the unit holders are taxed directly for their share of the trust income and entitled to their share of trust deductions.  In the case of oil and gas royalty trusts, unit holders are entitled to tax depletion deductions and tax credits.  The trusts provide unit holders with the quarterly and annual reports required so that the unit holder can properly report their share of the income and deductions of the trust for income tax purposes.  The distributions of U.S. royalty trusts generally are not eligible for treatment as qualified dividend income.  Income realized by the Fund from a royalty trust classified as grantor trust may not be qualifying income for purposes of the Income Requirement (described below).
Securities Lending.  Although the Fund has no current intention to engage in securities lending, the Fund reserves the right to lend its portfolio securities.  The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board.  These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral).  The Fund will not lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC.  Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.
By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.  The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities.  Any securities lending activity in which the Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met.  Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Securities of Other Investment Companies.  Securities of other investment companies, including shares of closed-end investment companies, exchange traded funds, unit investment trusts, open-end investment companies, business development companies, and REITs represent interests in professionally managed portfolios that may invest in any type of instrument.  Investing in other investment companies involves
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substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.  Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV.  Others are continuously offered at NAV, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies.  The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Board has adopted a policy concerning the selective disclosure of portfolio holdings information that seeks to ensure that disclosure of information about portfolio securities is in the best interest of the Fund's shareholders and to address the conflicts between the interests of the Fund's shareholders and their service providers.  The policy provides that neither the Fund nor its Adviser nor Sub-Adviser or any Trustee, member, officer or employee thereof (a "Fund Representative") will disclose the Fund's portfolio holdings information to any person other than in accordance with the policy.  For purposes of the policy, "portfolio holdings information" means the Fund's actual portfolio holdings, as well as non-public information about their trading strategies or pending transactions.  Under this policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information.  The Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund's public filings with the SEC or is disclosed on the Fund's publicly available website (www.innovatorfunds.com).  Information posted on the Fund's website may be separately provided to any person commencing the day after it is first published on the Fund's website.

Portfolio holdings information that is not filed with the SEC or posted on the Fund's publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive.  Disclosure to such third parties (including, without limitation, individuals, institutional investors and intermediaries that sell shares of the Fund) must be approved in advance by the Trust's chief compliance officer, who must first determine that the Fund have a legitimate business purpose for doing so.  Disclosure will generally be permitted to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations.

In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.  In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows:  the Adviser, the Sub-Adviser, Fund's independent registered public accounting firm, the Fund's custodian, the Fund's legal counsel, the Fund's administrator and the Fund's Distributor.  These entities are obligated to keep such information confidential.  Third party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives who have been pre-approved by the Board to authorize disclosures.

The Fund currently intends to publish on its website (www.innovatorfunds.com) its portfolio holdings as of the end of each fiscal quarter, subject to a 30 day lag between the date of the information
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and the date on which the information is disclosed.  In addition, the Fund will publish on its website its top 10 holdings as of the end of each calendar month no earlier than 10 days after the end of a calendar month.

Under the policy, Fund Representatives will supply the Board with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement.  In addition, the Board will receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter and will approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy.  As of the date of this SAI, only the Trust's chief compliance officer (who is also the Adviser's chief compliance officer) has been approved by the Board to authorize disclosure of portfolio holdings information.
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MANAGEMENT OF THE TRUST

Trustees and Officers
The business and affairs of the Trust are managed under the direction of its Board.  The Trust's Trustees and principal officers are noted in the tables below along with their ages and their business experience for the past five years.  The Trustees serve for indefinite terms until their resignation, death or removal.  The Fund's officers are elected annually by the Board and serve at the Board's pleasure.

Name, Address and Age	Position(s) Held with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Independent Trustees
Oliver St. Clair Franklin OBE 325 Chestnut Street Suite 512 Philadelphia, PA 19106 Age: 71	Chairman and Trustee	Since 2007	Vice Chairman, Election Ink, Since 2009; Honorary British Consul (UK Diplomatic Representative in Philadelphia), Since 1998; President and CEO, International House Philadelphia (programming and lodging for international students), 2003 to 2008.	2
Board Member, Dynamis Therapeutics (biotech research); Board of Advisors, The Genisys Group (software development; BPO outsourcing); Board of Directors, The Greater Philadelphia Chamber of Commerce; Chair, City Fellows, Inc. (search firm for UK financial services firms).

Russell R. Wagner 325 Chestnut Street Suite 512 Philadelphia, PA 19106 Age: 59	Trustee	Since 2007	Executive Vice President – Finance, CFO and Treasurer, Holy Redeemer Health System, Since 1994.	2	Board Member, Philadelphia Parking Authority, Holy Redeemer Ambulatory Surgery Center, LLC, and HRH Management Corporation.

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Name, Address and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen Officer	Other Directorships Held by Officer
Interested Trustee[1] and Officers
H. Bruce Bond 120 N. Hale Street, Suite 200, Wheaton, IL 60187 Age: 54	Interested Trustee, President and Principal Executive Officer	Since May 2017	Chief Executive Officer of Innovator Capital Management, LLC (May 2017 to present); formerly Chairman (2010-2013) and President and CEO (2006-2010), Invesco PowerShares Capital Management LLC; formerly Co-Founder, President and CEO, PowerShares Capital Management (2002 to 2006); formerly Chairman; PowerShares Fund Board (2002 to 2013)	2	None
John W. Southard, Jr. 120 N. Hale Street, Suite 200, Wheaton, IL 60187 Age: 47	Vice President, Treasurer and Principal Financial Accounting Officer	Since May 2017	Chief Investment Officer, Innovator Capital Management, LLC (May 2017 to present); Director and Co-Founder, T2 Capital Management, LLC (2010 to present); formerly Co-Founder and Head of Research and Trading, PowerShares Capital Management (2002 to 2009)	2	Independent Trustee, ETF Managers Group, LLC (2012 to present)
Michael D. Gries 325 Chestnut Street, Suite 512, Philadelphia, PA 19106 Age: 42	Vice President, Chief Compliance Officer and Secretary	Vice President since 2007; Chief Compliance Officer and Secretary	Chief Compliance Officer of Innovator Capital Management, LLC (May 2017 to present); formerly CCO of Academy Asset Management	2	None

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since 2009	LLC, (2009-2017); formerly CCO of Innovator Management LLC (2011-2017); formerly Operations Manager, Academy Asset Management LLC (2007-2017)

[1]	H. Bruce Bond is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

Board Leadership
The Board has overall responsibility for the oversight and management of the Fund. The Chairman of the Board is an Independent Trustee; that is, the Chairman is not an "interested person" (as defined by the 1940 Act) of the Trust or the Adviser.  The Board has two standing committees (as described further below): an Audit Committee and a Nominating Committee. The Chairman of each Board committee is an Independent Trustee.
The Chairman of the Board presides at all meetings of the Board, and acts as a liaison with service providers, officers, attorneys, and other Trustees. The Chair of each Board committee performs a similar role with respect to the committee. The Chairman of the Board or the Chair of a Board committee may also perform such other functions as may be delegated by the Board or the committee from time to time. The Independent Trustees meet regularly outside the presence of Trust management, in executive session or with other service providers to the Fund. The Board has regular meetings throughout the year, and may hold special meetings if required before its next regular meeting. Each committee meets regularly to conduct the oversight functions delegated to that committee by the Board and reports its findings to the Board. The Board and each standing committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among committees and the full Board to enhance effective oversight.
Risk Oversight
Among the Board's general oversight and management functions is to oversee the risks of the Fund.  The Fund is subject to various risks, including investment, compliance, operational and valuation risks, among others.  The Board addresses its risk oversight function through different Board and committee activities.  For instance, the Board has delegated the day-to-day risk management and oversight function to the Adviser, or in certain cases (subject to the Adviser's supervision) and depending on the nature of the risks to other service providers.  The Board, or a committee, reviews and evaluates reports from the Adviser or service providers regarding the risks faced by the Fund and regarding the service providers' oversight and management of those risks.  In addition to the delegation of the day-to-day risk management and oversight function, the committees of the Board allow the Trustees to quickly and efficiently consider risk matters and facilitate the oversight by the Trustees of Fund activities and the risks related to those activities.  The Board has also appointed a Chief Compliance Officer (CCO) who oversees the implementation and evaluation of the Fund's compliance program.  The CCO periodically reports to the Board regarding compliance matters in connection with the Fund's activities and the services provided by the Adviser and other service providers.

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Trustees' Qualifications.
The Nominating Committee selects and nominates persons for election or appointment by the Board as Independent Trustees.  The Board has adopted the Nominating Committee Charter and Procedures, which provides the Nominating Committee with general criteria to guide the Committee's choice of candidates to nominate to serve on the Board; however, there are no specific qualifications or requirements to serve on the Board.  The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders.  Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust's investment manager, sub-advisers, other service providers, counsel and independent auditors; and to exercise business judgment in the performance of their duties as Trustees.  Each Trustee's ability to perform his duties effectively is evidenced by his educational background or professional training; business, consulting or public service positions; experience from service as a Board member of the Trust, other investment funds, public companies or non-profit entities or other organizations; and ongoing commitment and participation in Board and committee meetings throughout the years.

While there are no specific required qualifications for Board membership, the Board believes the specific background of each Trustee is appropriate to his or her serving on the Trust's Board of Trustees.  Mr. Franklin has over 25 years of experience in the investment management business; Mr. Wagner has 37 years of experience in finance, currently serving as the Executive Vice President – Finance for Holy Redeemer Health System; and Mr. Bond serves as a chief executive officer in the asset management business.  The foregoing discussion and the trustees and officers chart above are included in this Statement of Additional Information pursuant to requirements of the U.S. Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof.

Share Ownership
The following table provides the dollar range of equity securities beneficially owned by the Board members on December 31, 2016.

Trustee	Innovator McKinley Income Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen Within Fund Complex
H. Bruce Bond	None	None
Oliver St. Clair Franklin OBE	None	None
Russell R. Wagner	None	None

Trustee Compensation
The following table describes the compensation paid to the Trustees for their services to the Trust for the fiscal year ended November 30, 2016.  Only the Trustees of the Trust who are not "interested persons" of the Trust or the Adviser, as defined by the 1940 Act (the "Independent Trustees"), receive compensation from the Fund.
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Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Investment Companies in the Fund Complex
Oliver St. Clair Franklin OBE	$2,662	None	None	$6,000
Russell R. Wagner	$2,662	None	None	$6,000
H. Bruce Bond	None	None	None	None

Board Committees
The Board has the following committees:

Audit Committee:  This committee monitors accounting and financial reporting policies and practice, and internal controls for the Trust.  It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board.  The Trust's Audit Committee consists of the Independent Trustees.  There were two Audit Committee meetings for the Trust held during the fiscal year ended November 30, 2016.

Nominating Committee:  This committee recommends Board members, fills vacancies and considers the qualifications of Board members.  The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating Committee, c/o Academy Funds Trust, 325 Chestnut Street, Suite 512, Philadelphia, PA 19106.  Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.  The committee consists of the Independent Trustees. The Nominating Committee did not hold any meetings during the fiscal year ended November 30, 2016.

Codes of Ethics
The Trust, the Adviser and the Sub-Adviser have adopted a Code of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which governs personal securities transactions.  Under the Code of Ethics, persons subject to the Code of Ethics are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the Code of Ethics.  The Code of Ethics is on public file with, and is available from, the SEC.

Proxy Voting Policies
The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegates the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight.  The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser's proxy voting policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.
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The Adviser has adopted Proxy Voting Policies and Procedures ("Adviser's Proxy Policies") which require that all proxy voting decisions be made in the best interest of the Fund and that the Adviser acts in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

Where a proxy proposal raises a material conflict between the Adviser's interests and the Fund's interests, the Adviser will resolve the conflict by disclosing the conflict to the Board and by obtaining the Board's consent to vote.

The Trust is required to annually file Form N-PX, which lists the Fund's complete proxy voting record for the most recent 12-month period ending August 31.  Once filed, the Fund's proxy voting record will be available without charge, upon request, by calling toll-free 1-877-386-3890 and on the SEC's website at www.sec.gov.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser
Innovator Capital Management, LLC (Adviser), located at 120 N. Hale Street, Suite 200, Wheaton, Illinois, 60187, furnishes investment management services to the Fund, subject to the supervision and direction of the Board. Substantially all of the interests of the Adviser are owned by Messrs. H. Bruce Bond, John W. Southard, Jr. and Jeffrey Brown.  The Adviser is controlled by a Board of Managers which currently consists of Mr. Bond, Mr. Southard and Mr. Brown.  Mr. Bond controls the Board of Managers by virtue of his majority ownership of the Adviser.  Mr. Southard owns in excess of twenty-five percent of the Adviser and Mr. Brown owns a minority interest in the Adviser. The Adviser compensates all officers (including the chief compliance officer) and employees of the Adviser who are affiliated with both the Adviser and the Trust.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Effective May 9, 2017, the Adviser was appointed to serve as the investment adviser to the Fund, pursuant to an Interim Investment Advisory Agreement with the Trust on behalf of the Fund ("Interim Agreement"). The Interim Agreement will remain in effect for 150 days from its effectiveness, or until Fund shareholders approve a new, permanent investment advisory agreement ("New Advisory Agreement"), whichever is earlier. On March 23, 2017, the Board approved the New Advisory Agreement between the Trust and the Adviser and recommended that the New Advisory Agreement be submitted to Fund shareholders for approval. The New Advisory Agreement will take effect upon its approval by shareholders.

As compensation for the investment advisory services rendered, the Fund shall pay the Adviser a fee at an annual rate of 1.00%, as a percentage of the Fund's average daily net assets.  Investment advisory fees earned under the Interim Agreement are being paid into an escrow account, pending shareholder approval of the New Advisory Agreement.  The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.10% of average daily net assets until May 9, 2019 (excluding any Rule 12b-1 fees (as applicable), taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses).  Pursuant to its expense limitation agreement with the Fund, the Adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived or expenses were paid.  For the fiscal periods ended November 30, 2014, November 30, 2015 and November 30, 2016, the Fund paid Innovator Management
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LLC, the Fund's previous investment adviser, $1,044,157 ($862,382 after fee waiver), $683,457 ($498,739 after fee waiver) and $339,347 ($140,233 after fee waiver), respectively, for its investment advisory services.

Sub-Adviser
McKinley Capital Management, LLC (the "Sub-Adviser"), located at 3301 C Street, Suite 500, Anchorage, AK 99503, is responsible for the day-to-day portfolio management of the Fund. The Adviser supervises the Sub-Adviser's performance and portfolio management services provided to the Fund subject to the supervision and direction of the Board of Trustees.

The Fund's Sub-Advisory Agreement is dated May 9, 2017. Effective May 9, 2017, the Sub-Adviser was appointed to serve as the investment sub-adviser to the Fund, pursuant to an Interim Investment Sub-Advisory Agreement with the Trust on behalf of the Fund ("Interim Sub-Advisory Agreement"). The Interim Sub-Advisory Agreement will remain in effect for 150 days from its effectiveness, or until Fund shareholders approve the New Advisory Agreement, whichever is earlier. On March 23, 2017, the Board approved a new, permanent investment sub-advisory agreement ("New Sub-Advisory Agreement") between the Trust and the Sub-Adviser.  Innovator Management LLC, the Fund's previous investment adviser, and the Trust requested and received an exemptive order from the SEC on July 9, 2015 which exempted Innovator Management LLC and the Trust from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allowed the Board, subject to certain conditions, to appoint a new, unaffiliated sub-advisor, such as the Sub-Adviser, and approve a new investment sub-advisory agreement on behalf of the Trust without shareholder approval.  Accordingly, shareholder approval is not required for the Sub-Adviser to continue to serve as the Fund's sub-adviser. The New Sub-Advisory Agreement will take effect upon shareholder approval of the New Advisory Agreement.  The Sub-Adviser's fee is paid by the Adviser; however, investment advisory fees earned under the Interim Sub-Advisory Agreement are being paid into an escrow account, pending shareholder approval of the New Advisory Agreement.

Distributor
Quasar Distributors, LLC (the "Distributor"), located at 615 E. Michigan St., Milwaukee, WI  53202, serves as the principal underwriter of the Fund's shares under a Distribution Agreement (the "Distribution Agreement").  Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased directly by contacting the Distributor or the Trust.  The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and each state's securities laws and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  The Board annually reviews fees paid to the Distributor.

The Distribution Agreement may be terminated at any time:  (i) by the Board or by a vote of a majority of the outstanding voting securities of the Trust on 60 day's written notice to the Distributor; or (ii) by the Distributor.  If not so terminated, the agreement shall continue in effect from year to year only so long as such continuance is approved annually by the Board or by a vote of a majority of the outstanding voting securities of the Fund, and, in either event, by a majority of the Independent Trustees who are not interested persons of any party to the agreement.  The Agreement will terminate automatically in the event of its assignment.
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Fund Administrator
General Information.  The Administrator and Fund Accountant for the Fund is U.S. Bancorp Fund Services, LLC (the "Administrator"), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. The Administrator performs these services pursuant to two separate agreements, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement.  For the fiscal periods ended November 30, 2014, November 30, 2015 and November 30, 2016, the Fund paid the Administrator $87,122, $57,199 and $39,024, respectively, for its administration services.

Administration Agreement.   Pursuant to the Fund Administration Servicing Agreement ("Administration Agreement") with the Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Fund's Board.  Employees of the Administrator generally will not be officers of the Fund for which they provide services.

The Administration Agreement is terminable by the Board or the Administrator on ninety (90) days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and its renewal is subject to approval of the Board for periods thereafter.  The Administration Agreement provides that in the absence of the Administrator's refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of the Administrator, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (iv) calculation of yield and total return for the Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (vii) preparing notices and agendas for meetings of the Fund's Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

For the administrative services rendered to the Fund by the Administrator, the Fund pays the Administrator an asset-based fee plus certain out-of-pocket expenses.

Accounting Agreement.  The Fund Accountant, pursuant to the Fund Accounting Servicing Agreement ("Accounting Agreement"), provides the Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and
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records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Adviser.

For the fund accounting services rendered to the Fund by the Fund Accountant, the Fund pays the Fund Accountant an asset-based fee plus certain out-of-pocket expenses, including pricing expenses.

Custodian, Transfer Agent and Dividend Agent
U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Fund's cash and securities.  Pursuant to a Custodian Servicing Agreement with the Fund, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash.  The Custodian receives a minimum annual fee of $4,000 or 0.0040% of the average daily market value of the Fund, whichever is greater.  The Custodian is also entitled to certain out-of-pocket expenses and portfolio transaction fees.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. U.S. Bancorp Fund Services, LLC, the Fund's Administrator, also acts as the Fund's transfer and dividend agent. U.S.  Bancorp Fund Services, LLC has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103 ("Tait Weller"),  has been selected as the independent registered public accounting firm for the Trust.  As such, they are responsible for auditing the Trust's annual financial statements.

PORTFOLIO MANAGERS

Other Accounts Managed
Messrs. Robert B. Gillam, Robert A. Gillam, Sheldon J. Lien, Gregory S. Samorajski, and Brandon S. Rinner (collectively the "Portfolio Managers"), among others, serve as the Portfolio Managers for the Fund, all of whom are jointly and primarily responsible for the day-to-day management of the Fund. The following table provides information regarding other accounts managed by each of the Portfolio Managers as of November 30, 2016.

	No. of Accounts	Total Assets Managed	Number of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Registered Investment Companies	4	$514.5 million	0	$0
Other Pooled Investment Vehicles	9	$484.8 million	1	$17.7 million
Other Accounts	447	$5.8 billion	5	$1.3 billion

Managing Conflicts of Interest
Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of the Fund may be presented with potential conflicts of interest in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the Fund's accounts and other accounts managed by the portfolio managers, including among any affiliated client accounts, any accounts in which the portfolio managers may have personal investments.

In addition to acting as the sub-adviser to the Fund, the Sub-Adviser serves as the investment adviser for other registered investment companies, individual, corporate and retirement accounts for U.S. and non-U.S. clients. The Sub-Adviser has adopted policies and procedures governing all of its personnel
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that have been reasonably designed to ensure that all clients are treated equitably and that the Fund is not disadvantaged by other activities of the Sub-Adviser. The Sub-Adviser has also adopted a Code of Ethics governing its principals and employees that are designed to detect and equitably manage conflicts of interest when personnel of the Sub-Adviser own, buy, or sell securities that may be owned by, or bought or sold for, other clients of the Sub-Adviser, including the Fund.

Compensation
The Sub-Adviser's investment professionals receive a base salary commensurate with their level of experience. The Sub-Adviser's goal is to maintain base salaries and discretionary bonus compensation competitive with the broad investment industry (including alternative investment firms). Discretionary bonus compensation, which is a multiple of base salary, is based on an employee's long-term performance. Each individual's contribution to fundamental research, valuation work and portfolio management is considered, both within and beyond the portfolio. Collaboration is expected and rewarded. Importantly, the entire investment team, as well as other employees of the firm, are also shareholders of the Sub-Adviser. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

Investments in the Fund
Information relating to each Portfolio Manager's ownership (including the ownership of his or her immediate family) in the Fund as of November 30, 2016 is set forth in the chart below.

Portfolio Manager	Dollar Range of Fund Shares Owned
Robert B. Gillam	Over $1,000,000
Robert A. Gillam	$50,001–$100,000
Gregory S. Samorajski	$10,001–$50,000
Sheldon J. Lien	None
Brandon S. Rinner	None

TRADING AND BROKERAGE

The Sub-Adviser is responsible for selecting brokers and dealers to effect purchases or sales of securities for the accounts of the Fund.  In selecting such brokers, the Sub-Adviser seeks best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these considerations is the Sub-Adviser's evaluation of a broker's efficiency in executing and clearing transactions; block trading capability (including a broker's willingness to position securities); familiarity with the security; and financial strength and stability.  The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.

The Sub-Adviser may also take into consideration the research, analytical, statistical and other information and services provided by the broker (such as general economic reports and information, reports or analyses of particular companies or industry groups and technical information) and the availability of the brokerage firm's analysts for consultation in allocating the Fund's brokerage.  While the Sub-Adviser believes these services have substantial value, they are considered supplemental to the Sub-Adviser's own efforts in the performance of its duties under the Subadvisory Agreement and, to the extent these services are used, it will be on a limited basis.  As permitted by the Subadvisory Agreement
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and in accordance with Section 28(e) of the 1934 Act, the Sub-Adviser may pay brokers higher brokerage commissions than might be available from other brokers if the Sub-Adviser determines in good faith that such amount paid is reasonable in relation to the value of the overall quality of the brokerage, research and other services provided viewed in terms of either the particular transactions or the Sub-Adviser's overall responsibilities with respect to the accounts over which it exercises investment discretion.  Other clients of the Sub-Adviser may therefore benefit from the availability of these services to the Sub-Adviser, and the Fund may benefit from services available to the Sub-Adviser as a result of similar transactions for the Sub-Adviser's other clients.  The Sub-Adviser does not make any attempt to allocate the specific costs to each account.  At present, the Sub-Adviser does receive analyst reports that do come as a benefit of ongoing maintenance of various brokerage relationships.  These reports are received in connection with the Sub-Adviser's soft dollar program.

During the fiscal periods ended November 30, 2014, November 30, 2015 and November 30, 2016, the Fund paid $236,330, $310,094 and $84,027, respectively, in brokerage commissions.

CAPITAL STRUCTURE

The Trust currently has authorized and allocated to the Fund an unlimited number of shares of beneficial interest with no par value to the Fund's Investor Class Shares and Institutional Class Shares.  The Trustees of the Trust may, at any time and from time to time, by resolution, authorize the establishment and division of additional shares of the Trust into an unlimited number of series and the division of any series (including the Fund) into two or more classes.  When issued in accordance with the Trust's registration statement, governing instruments and applicable law (all as may be amended from time to time), all of the Trust's shares are fully paid and non-assessable.  Shares do not have preemptive rights.

All shares of the Fund represent an undivided proportionate interest in the assets of the Fund.  Shareholders of the Trust are entitled to one vote for each full share and to a proportionate fractional vote for each fractional share standing in the shareholder's name on the books of the Trust.  However, matters affecting only one particular fund or class can be voted on only by shareholders in such fund or class.  The shares of the Trust are not entitled to cumulative voting, meaning that holders of more than 50% of the Trust's shares may elect the entire Board.  All shareholders are entitled to receive dividend and/or capital gains when and as declared by the Trustees from time to time and as discussed in the Prospectuses.

PURCHASE AND REDEMPTION OF SHARES

Purchasing Shares
Shares of the Fund are sold in a continuous offering and may be purchased on any Business Day (as defined in the Prospectuses) through authorized investment dealers or directly from the Fund's Distributor.  The Trust reserves the right to suspend sales of a Fund's shares, and reject any order for the purchase of the Fund's shares if, in the opinion of management, such rejection is in the Fund's best interest.

Share Certificates and Confirmations.  The Fund does not issue share certificates representing shares purchased.  Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Fund to the shareholder's address of record.

Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the "AML Program") as required by the USA PATRIOT Act.  To ensure compliance with this law, the Trust's AML Program provides for the development of internal practices, procedures and controls; designation of anti-money laundering compliance officers; an ongoing training
25

program; and an independent audit function to determine the effectiveness of the AML Program. Procedures to implement the AML Program include, but are not limited to, determining that the Trust's Distributor and transfer agent have established proper anti-money laundering procedures, including to report suspicious and/or fraudulent activity and to undertake a complete and thorough review of all new account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

The Fund may be required to freeze the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorist or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

Plan under Rule 12b-1
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted an Investor Class Shares Distribution and Service (12b-1) Plan (the "Plan"), which is applicable only to the Fund's Investor Class Shares.  The Plan permits the Fund to pay for certain distribution, promotional, and related expenses involved in the marketing of Fund shares.  Pursuant to the Plan, the Fund may pay the Distributor and Adviser a fee, not to exceed 0.10% of the Fund's respective average daily net assets on an annual basis, for marketing activities ("Marketing Services").  Marketing Services include, among other things, the preparation and distribution of advertisements, sales literature and prospectuses and reports used for sales purposes, as well as compensation related to sales and marketing personnel and payments to dealers and others for marketing related services.  The fee may also be used to compensate dealers and others that have entered into an agreement with the Distributor or the Adviser for Marketing Services.

The 12b-1 fees may also be used to pay authorized persons (the "Authorized  Service Providers") who enter into agreements with the Distributor or Academy to provide services to Investor Class shareholders of the Fund.  For purposes of the Plan, "service activities" shall include any personal services or account maintenance services, which may include but are not limited to:  assisting beneficial shareholders with purchase, exchange and redemption requests; activities in connection with the provision of personal, continuing services to investors in the Fund; receiving, aggregating and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating  periodically with shareholders and answering questions and handling  correspondence  from shareholders about their accounts; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing sub-accounting services for Investor Class Shares of the Fund held beneficially; forwarding shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners; disseminating information about the Fund; and general account administration activities.  Other expenses of an Authorized Service Provider related to its "service activities," including telephone and other communications expenses, may be included in the information regarding amounts expended for such activities.  An Authorized Service Provider is authorized to pay its affiliates and independent third party service providers for performing service activities consistent with the Plan.

The Plan and the Distribution Agreement, as amended, have all been approved by the Board of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan and the Distribution Agreement, by a vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreement.  Continuation of the Plan and the Distribution Agreement, as amended, must be approved annually by the Board in the same manner as specified above.

Each year, the Board must determine whether continuation of the Plan is in the best interest of shareholders of the Fund's Investor Class Shares and that there is a reasonable likelihood of the Plan
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providing a benefit to the Fund's Investor Class Shares.  The Plan and the Distribution Agreement may be terminated at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plan and the Distribution Agreement, or by a majority vote of the Investor Class Shares' outstanding voting securities.  Any amendment materially increasing the percentage payable under the Plan must likewise be approved by a majority vote of the Investor Class Shares' outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plan or Distribution Agreement.  Any other material amendment to the Plans must be approved by a majority vote of the Board, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plan or Distribution Agreements.  In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plan or Distribution Agreements.  Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board for their review.

For the fiscal year ended November 30, 2016, the Rule 12b-1 Plan payments from the Investor Class Shares of the Fund were $38,088.  Such amounts were used for advertising, fulfillment and to compensate brokers and the Distributor.

Redeeming Shares
Under the 1940 Act, the Fund may suspend redemption privileges or postpone the date of payment during any period:  (i) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC; (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit.  The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time of redemption.

Signature Guarantees.  A signature guarantee of each shareholder on an account is required to redeem shares if a shareholder requests:  (i) a redemption from an IRA account; (ii) redemption proceeds be sent to an address other than that on record with the Fund; or (iii) proceeds be made payable to someone other than the shareholder(s) of record.

Signature guarantees are designed to protect both the shareholder and the Fund from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the SEC. The Fund does not accept signatures certified by a notary public as the equivalent of a signature guarantee.

Additional Documentation.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.  The Fund's transfer agent requires documents from entities to identify individuals possessing authority to redeem shares from the Fund.  The documentation may include certified corporate resolutions, partnership agreements, trust instruments or plans that give such authority to the individual.

Redemption In-Kind.  The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund redeemed.  Subject to Rule 18f-1, if the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in-kind").  Shareholders receiving
27

securities or other financial assets in a redemption in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.  If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing the Fund with an unconditional written instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction.  This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the Fund's remaining shareholders.
DETERMINING OFFERING PRICE AND NET ASSET VALUE

Orders for purchases of Investor Class Shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent or certain other authorized persons.  Orders for redemptions of Investor Class Shares are based on the applicable NAV per share next calculated after receipt of the order by the Fund, its agent or certain other authorized persons.  Orders for purchases and redemptions of Institutional Class Shares are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons.  The Fund's NAV is computed as of the close of regular trading on a Business Day.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  When the NYSE is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

The NAV per share for the Fund is calculated by subtracting the Fund's liabilities from its total assets and dividing the resulting number by the number of Fund shares outstanding.  In determining the Fund's total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Fund's pricing procedures.  Exchange traded options are valued using composite pricing.  If no sales are reported, the options will be valued by calculating the mean between the highest bid price and lowest ask price across the exchanges where the option is traded.  Non-exchange traded options are valued at fair value using a mathematical model.  Futures contracts are valued at their daily quoted settlement price.  Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices.  Money market instruments having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities.  Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.  Use of a pricing service has been approved by the Board.  Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.  The Trust will also use the fair value of a foreign security at the time of calculating its NAV when events following the close of the foreign markets on which the foreign security trades indicate that such closing price does not reflect the foreign securities fair value.
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DISTRIBUTIONS AND TAXES
The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

This "Distributions and Taxes" section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund
The Fund has elected and intends to qualify (or if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a "regulated investment company,"  "RIC" or "fund") under Subchapter M of the Code.  If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
Distribution Requirement —the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement —the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.

•
Asset Diversification Test —the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

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In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service ("IRS") with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements.  See, "Tax Treatment of Portfolio Transactions" below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance.  See, "Taxation of Fund Distributions - Distributions of capital gains" below.  For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes.  See, "Non-U.S. Investors –Capital Gain Dividends" and "–Interest-Related Dividends and Short-Term Capital Gain Dividends" below.

Capital Loss Carryovers.  The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital
30

loss arising on the first day of the Fund's next taxable year.  Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund.  An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.  Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses.  The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, "Taxation of Fund Distributions - Distributions of capital gains" below).  A "qualified late year loss" includes:

(i)
any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year ("post-October capital losses"), and

(ii)
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary income" mean other ordinary losses and income that are not described in the preceding sentence.  Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute net capital gains.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable
31

tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income.  The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Fund's taxable year. Also, the Fund will defer any "specified gain" or "specified loss" which would be properly taken into account for the portion of the calendar year after October 31.  Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year.  Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The Fund generally expects to be subject to Canadian withholding taxes on distributions it receives with respect to its investments in Canadian royalty trusts. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims.  Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims.  Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so.  If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions
The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income.  The Fund receives ordinary income generally in the form of dividends and/or interest on its investments.  The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income
32

from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits.  A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.  See the discussion below under the headings, "Qualified Dividend Income for Individuals" and "Dividends-Received Deduction for Corporations".

Distributions of Capital Gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital.  Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts ("REITs") (see, "Tax Treatment of Portfolio Transactions — Investments in U.S. REITs" below).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  "Qualified dividend income" means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor.  Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on
33

which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities.  At the time of your purchase of shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass through of foreign tax credits to shareholders.

Tax Credit Bonds.  If the Fund holds, directly or indirectly, one or more "tax credit bonds" (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government Securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or
34

FNMA obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January.  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax.  A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. "Net investment income," for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Fund Shares
Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax Basis Information.  The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares where the cost basis of the shares is known by the Fund (referred to as "covered shares").  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value.

When required to report cost basis, the Fund will calculate it using the Fund's default method, unless you instruct the Fund to use a different calculation method.  For additional information regarding the Fund's available cost basis reporting methods, including its default method, please contact the Fund.  If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund's default method for covered shares.  If you do not notify the Fund of
35

your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund.

Please refer to the Fund's website at www.innovatorfunds.com for additional information.

Wash Sales.  All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss within Six Months of Purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Conversion or exchange of shares into shares of the same Fund.  The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes.  For example, the exchange of Institutional shares for Investor shares will be tax-free for federal income tax purposes.  However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Reportable Transactions.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders.  This section should be read in conjunction with the discussion above under  "Investment Strategies and Risks" for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
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Certain Fixed-Income Investments.  Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero-coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a  fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.  Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
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In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.  In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments.  A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs.  Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election.  If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the
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fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Controlled Foreign Corporations.  A fund may invest in stocks of foreign companies that may be classified under the Code as controlled foreign corporations ("CFC") with respect to the fund.  As such, a fund will be required to include in its gross income each year amounts earned by the CFC during that year (subpart F income), whether or not such earnings are distributed by the CFC to the fund.  Subpart F income will be distributed by a fund to shareholders each year as ordinary income and will not be qualified dividends eligible for taxation at long-term capital gain rates in the case of noncorporate investors or eligible for the 70% corporate dividends deduction in the case of corporate investors.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT's current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT's cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT's current and accumulated earnings and profits. Also, see, "Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)" and "Non-U.S. Investors — Investment in U.S. Real Property" below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment.  A fund's investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in "PFIC Investments." Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in "Taxation of the Fund — Foreign Income Tax."  Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a U.S. REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduit ("REMIC") or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable
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income ("UBTI") to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in Grantor Trusts, Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a grantor trust or partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the grantor trust or partnership that would be qualifying income if realized directly by the fund.  While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a grantor trust or partnership. See, "Taxation of the Fund."  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs.    However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Additionally, any business income or losses from a QPTP would be subject to the passive activity loss rules.  These rules may defer losses on a QPTP until the partnership is sold. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

To the extent an MLP is a partnership (whether or not a QPTP), some amounts received by a fund with respect to an investment in MLPs will likely be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund will likely realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund's MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called "recapture income," will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs,
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fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs, CFCs, or "regular" corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs. The U.S. federal income tax consequences of a fund's investments in PFICs and CFCs are discussed above.

Investment in Royalty Trusts.  A fund may invest in oil royalty trusts. Depending on the U.S. federal income tax classification of the royalty trusts in which a fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce qualifying income for purposes of the Income Requirement.  Additionally, a fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining its compliance with the Asset Diversification Test.  A fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a RIC.  Alternatively, if a non-U.S. royalty trust is a PFIC for U.S. federal income tax purposes, a fund will be subject to the PFIC rules described above with respect to such investment.

Investments in Commodities —Structured Notes, Corporate Subsidiary and Certain ETFs.  Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See "Taxation of the Fund." Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provided that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. In September 2016, the IRS announced that it will no longer issuer private letter rulings on questions relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. The IRS also revoked rulings issued to some funds regarding the treatment of commodity-linked notes held directly by such funds. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund's use of such derivative instruments.

Securities Lending.  While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations.  Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Convertible Securities.  Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form
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of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character.   A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding
By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the "Non-U.S. Investors" heading below.

Non-U.S. Investors
Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends, paid to you by the Fund, subject to certain exemptions described below.  However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends.  In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you
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are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-Related Dividends and Short-Term Capital Gain Dividends.  Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends.  Additionally, the Fund's reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits.  Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. Real Property.  The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest ("USRPI") as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund's non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity.  A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC's assets consist of interests in U.S. REITs and other U.S. real property holding corporations ("USRPHC").  If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return.  In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as
43

ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate, which permits the decedent's property to be transferred without federal estate tax liability. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules.  Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the U.S. and the shareholder's country of residence.  In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act ("FATCA").  Under FATCA, the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions ("FFI") or non-financial foreign entities ("NFFE"): (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares.  The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it meets certification requirements described below.  The U.S. Treasury has negotiated intergovernmental agreements ("IGA") with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a "participating FFI," which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code ("FFI agreement") under which it agrees to verify, report and disclose certain of its
44

U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI's country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI's country of residence), which will, in turn, report the specified information to the IRS.  An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner.  The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding.  Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund.  The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.  Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

This discussion of "Distributions and Taxes" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax adviser regarding your particular circumstances before making an investment in the Fund.

PERFORMANCE INFORMATION

To obtain the Fund's most current performance information, please call 1-877-386-3890 or visit the Fund's website at www.innovatorfunds.com.

From time to time, the Fund's performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders.  Performance quotations represent the Fund's past performance and should not be considered as representative of future results.  The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.
45

FINANCIAL STATEMENTS
Tait, Weller & Baker LLP ("Tait Weller") audits the Trust's annual financial statements.  The audited financial statements and financial highlights of the Fund for the fiscal year ended November 30, 2016, as set forth in the Trust's annual report to shareholders, including the report of Tait Weller, are incorporated by reference into this SAI.  A shareholder may obtain a copy of the annual report, upon request and without charge, by calling 1-877-386-3890.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

 Control persons are persons deemed to control the Fund because they own beneficially over 25% of the outstanding equity securities.  Principal holders are persons that own beneficially 5% or more of the Fund's outstanding equity securities.  As of February 28, 2017, the Fund was aware that the following persons or entities owned a controlling interest or owned of record 5% or more of the outstanding shares of the Fund:
Shareholders Name and Address	Class	Percentage
Robert Gillam 3301 C Street, Suite 500 Anchorage, AK 99503-3956	Investor	45.87%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105-1905	Investor	24.80%
State Street Bank & Trust Co. 1 Lincoln Street Boston, MA 02111-2900	Investor	7.84%
NFS LLC 22 Janock Road Milford, MA 01757-2122	Investor	5.28%
David Jacovini 325 Chestnut Street, Suite 512 Philadelphia, PA 19106	Institutional	100%

As of February 28, 2017, the Trust's Trustees and officers collectively owned less than 1% of the Investor Class Shares of the Fund and 100% of the Institutional Class Shares of the Fund.
46

ACADEMY FUNDS TRUST
Innovator IBD® 50 Fund

Ticker symbol: FFTY

Statement of Additional Information
March 30, 2017 (as supplemented on May 17, 2017)

615 E. Michigan St.
Milwaukee, WI 53202
1-877-386-3890
www.innovatorfunds.com

This Statement of Additional Information ("SAI") describes shares of the Innovator IBD® 50 Fund (the "Fund") which is a series of Academy Funds Trust (the "Trust").  The Trust offers shares of two separate and distinct series.  This SAI relates solely to the Fund.  The Fund's investment adviser is Innovator Capital Management, LLC (the "Adviser").

This SAI supplements the information contained in the Fund's Prospectus, dated March 30, 2017, as they may be amended from time to time.  This SAI should be read in conjunction with the Prospectus.  This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus.  The audited financial statements and financial highlights of the Fund are incorporated by reference from the Trust's annual report to shareholders.  A Prospectus for the Fund may be obtained by writing or calling the Fund's distributor, Quasar Distributors, LLC (the "Distributor"), at the above address or by calling the above phone number.  The Fund's annual report to shareholders is available by request, without charge, by calling 1-877-386-3890.

	Page		Page
General Information	2	Trading and Brokerage	26
Exchange Listing and Trading	2	Capital Structure	27
Investment Restrictions and Policies	3	Creation and Redemption of Creation Unit Aggregations	29
Investment Strategies and Risks	5	Determining Offering Price and Net Asset Value	35
Disclosure of Portfolio Holdings Information	15	Distributions and Taxes	36
Management of the Trust	17	Performance Information	51
Investment Adviser and Other Service Providers	22	Financial Statements	51
Portfolio Manager	25	Control Persons and Principal Holders of Shares	51

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on October 17, 2007.  The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act").  The Trust currently offers shares of two separate series, representing separate portfolios of investments.  This SAI relates solely to the Innovator IBD® 50 Fund (the "Fund"), which is diversified.

The Fund offers and issues shares ("Shares") at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for (1) a portfolio of equity securities representing stocks included in the Fund's portfolio ("Deposit Securities") and (2) a small cash payment referred to as the "Cash Component."

The Fund's Shares are listed on the NYSE Arca, Inc. (the "Exchange"), and trade at market prices. The market price for the Fund's Shares may be different from its NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares or more.  In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares, although it has no current intention of doing so.  Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities.  See the "Creation and Redemption of Creation Unit Aggregations" section of this SAI.  In each instance of such full cash creations or redemptions, the transaction fees imposed will be $500 times the transaction fees associated with in-kind creations or redemptions.  In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

The Fund is a separate mutual fund, and each Share of the Fund represents an equal proportionate interest in the Fund.  All consideration received by the Trust for Shares of the Fund and all assets of the Fund belong solely to the Fund and would be subject to liabilities related thereto.  The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses for existing shareholders, proxy solicitation materials and reports to shareholders, costs of custodial services charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses.  Expenses attributable to a specific series of the Trust shall be payable solely out of the assets of that series.  Expenses not attributable to a specific series are allocated across all of the series on the basis of relative net assets.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.  The Exchange may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (ii) the "approximate value" of the Fund, as described in "Fund Share Trading Prices" of the Prospectus, is no longer calculated or available, or (iii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.  Negotiated commission rates only apply to investors who will buy and sell Shares of the Fund in secondary market transactions through brokers on the Exchange and does not apply to investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Continuous Offering

Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to these requirements.  For more detailed information see "Continuous Offering" in the Prospectus.  Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act of 1933, as amended (the "1933 Act"), a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request.  The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objectives
There can be no assurance that the Fund will achieve its objective.  The Fund's investment objective and policies, and its associated risks, are discussed below and in the Fund's Prospectus, which should be read carefully before an investment is made.  All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval.  Additional information about the Fund and its policies is provided below.

Fundamental Investment Restrictions
The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.  All other investment policies or practices of the Fund are considered by the Trust to be non-fundamental and, accordingly, may be changed without shareholder approval.  For purposes of the 1940 Act, a "majority of the outstanding voting securities" means the lesser of the vote of:  (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund.

The Fund shall not:

(1)	Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(2)	Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

(3)	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules,

exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

(4)
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein and (ii) making, purchasing or selling real estate mortgage loans.

(5) Purchase or sell commodities except to the extent permitted by applicable law.

(6)	Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(7)
Invest 25% or more of the Fund's net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that the Fund may invest 25% or more of its net assets in securities of issuers in the same industry to approximately the same extent that the IBD 50® Index concentrates in the securities of a particular industry or group of industries.  Accordingly, if the IBD 50® Index stops concentrating in the securities of a particular industry or group of industries, the Fund will also discontinue concentrating in such securities.

Non-Fundamental Investment Restrictions
In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval.

(1)
The Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

(2)
The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

* * *

Except for the Fund's policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

Portfolio Turnover
The Fund is expected to have a portfolio turnover rate in excess of 100%.  Portfolio trading will be undertaken principally to accomplish the Fund's investment objective.  The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986 (the "Code") and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's investment objective.  Therefore, the Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover.

The portfolio turnover rate tells you the amount of trading activity in the Fund's portfolio.  A turnover rate of 100% would occur, for example, if all of the Fund's investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded.  The turnover rate also may be affected by cash requirements from purchases and redemptions of the Fund's Shares.  A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

For the fiscal periods ended November 30, 2015 and November 30, 2016, the Fund's portfolio turnover rate was 546% and 1,041%, respectively, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.  The Fund's portfolio turnover rate increased during the fiscal year ended November 30, 2016 because such period included a complete fiscal year of operations.

INVESTMENT STRATEGIES AND RISKS

The following information relates to and supplements the description of the Fund's investment strategies and risks that are contained in the Prospectus and includes descriptions of permitted investments and investment practices as well as associated risk factors.  Unless otherwise noted, the following investments are non-principal investments of the Fund.

American Depositary Receipts (ADRs).  ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer.  Depositary receipts may be sponsored or unsponsored.  These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere.  The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country.  The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.  ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers.  Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates.  Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers.  In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants.  A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility.  Holders of unsponsored depositary receipts generally bear all the costs of the facility.  The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.  The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement.  The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.  With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees.  Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

Borrowing.  The Fund may borrow money, but has no current intention to do so.  The Fund may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and the Fund will seek to repay such borrowings promptly.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets.  This borrowing is not subject to the foregoing 300% asset coverage requirement.  The Fund is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds.  The Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash.  Borrowing can involve leveraging when securities are purchased with the borrowed money.  The use of leverage can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Equity Securities.  As part of its principal investment strategies, the Fund invests in equity securities, primarily common stocks. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of equity securities in which a fund invests will cause the net asset value ("NAV") of a fund to fluctuate.  The Fund may purchase equity securities traded in the United States on registered exchanges or the over-the-counter market.  Equity securities are described in more detail below:

•
Common Stock.  As part of its principal investment strategies, the Fund invests in common stock. Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•
Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•
Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

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Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable nonconvertible securities.  Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.  When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.
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Micro, Small and Mid Cap Issuers.  The Fund may invest in micro, small and mid cap issuers. Investing in equity securities of micro, small and mid cap companies often involves greater risk than is customarily associated with investments in companies with larger capitalizations.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange.  Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. As a result, the prices of the smaller companies owned by the Fund may be volatile, and the price movements of the Fund's shares will reflect that volatility.

Foreign Securities.  There are substantial risks associated with investing in the securities of governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. The value of foreign securities (like U.S. securities) is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in foreign nations. There is no assurance that the investment manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign issuers comparable to the reports and ratings published about issuers in the U.S. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Certain countries' legal institutions, financial markets and services are less developed than those in the U.S. or other major economies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The

Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its NAV.

In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, may be cumbersome, and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker/dealer, securities depository, or foreign subcustodian.

The holding of foreign securities may be limited by the Fund to avoid investment in certain Passive Foreign Investment Companies ("PFICs") and the imposition of a PFIC tax on the Fund resulting from such investments. See, "Tax Treatment of Portfolio Transactions – PFIC Investments" below.

Developing markets or emerging markets. Investments in companies domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political, and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness, or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political, or social events in such countries.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency, and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems.

Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the "counterparty") through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization, and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the Fund. Legal compensation schemes may be non-existent, limited or inadequate to meet the Fund's claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards, or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to non-residents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation, and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which the Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Fund's securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Fixed Income Securities.  The Fund may invest in fixed-income securities.  Fixed-income securities consist of bonds, notes debentures and other interest-bearing securities that represent indebtedness.  The market value of the fixed-income investments in which the Fund invests will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed-income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also generally subject to greater market fluctuations as a result of changes in interest rates.  Changes by recognized agencies in the rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

Illiquid Securities.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued.  Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Fund's Board of Trustees.  Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition.  Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.  Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments.  In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).  The Fund will not invest more than 15% of its net assets in illiquid securities.

Money Market Securities.  The Fund may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase.  For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.  For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below.

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U.S. Government Securities.  Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime

Administration, and other similar agencies.  Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.
▪ U.S. Treasury Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").
▪ Receipts.  Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury.  Receipts are sold as zero coupon securities.
▪ U.S. Government Zero Coupon Securities.  STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons.  Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.  Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.  Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.
▪ U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.  Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of the Fund's shares.
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Commercial Paper.  Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities.  Maturities on these issues vary from a few to 270 days.

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Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  The Fund may invest in obligations issued by banks and other savings institutions.  Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks.  Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.  These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund.  Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.  Bank obligations include the following:
▪ Bankers' Acceptances.  Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank.  Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange.  Maturities are generally six months or less.
▪ Certificates of Deposit.  Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  Unless it can be traded on a secondary market, certificates of deposit with penalties for early withdrawal will be considered illiquid.
▪ Time Deposits.  Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.
▪ Repurchase Agreements.  The Fund may enter into repurchase agreements with financial institutions.  The Fund follows certain procedures designed to minimize the risks inherent in such agreements.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement).  Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral.  In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral.  However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets.  The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.
"Pass Through" Securities.  As part of its principal investment strategies, the Fund may invest in "pass through" securities (that is, securities that are structured to pass a majority of income as distributions to shareholders) such as master limited partnerships, real estate investment trusts and royalty trusts.
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Master Limited Partnerships (MLPs). Most MLPs operate in oil & gas related businesses including energy processing and distribution.  The remaining MLP operate in a variety of businesses including coal, timber, other minerals, real estate, and some miscellaneous businesses.  MLPs are pass-through entities or businesses that are taxed at the unitholder level and generally are not subject to federal or state income tax at the partnership level.  Annual income, gains, losses, deductions or credits of the MLP pass through directly to its unitholders.  Unitholders report their allocated shares of these amounts on their individual tax returns, as though the unitholder had incurred these items directly.  MLPs will furnish investors with a schedule K-1 to provide the information required for income tax reporting purposes.  The distributions of MLPs generally are not eligible for treatment as qualified dividend income.  Income realized by the Fund from an MLP that fails to qualify in any year as a qualified publicly traded partnership ("QPTP") may not be qualifying income for purposes of the Income Requirement (described below).
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Real Estate Investment Trusts (REITs).  The Fund may invest in shares of REITs which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small cap companies.  Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.  By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.  The Fund may be subject to certain risks associated with the direct investments of the REITs.  REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.
Securities Lending.  Although the Fund has no current intention to engage in securities lending, the Fund reserves the right to lend its portfolio securities.  The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board.  These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral).  The Fund will not lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC.  Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.
By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.  The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities.  Any securities lending activity in which the Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met.  Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Securities of Other Investment Companies.  Securities of other investment companies, including shares of closed-end investment companies, exchange traded funds, unit investment trusts, open-end investment companies, business development companies, and REITs represent interests in professionally managed portfolios that may invest in any type of instrument.  Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.  Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV.  Others are continuously offered at NAV, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies.  The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund's Adviser, Sub-Adviser, Distributor, or any affiliated person of the Fund, Adviser, Sub-Adviser, or Distributor.

Each Business Day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of the Fund in the secondary market.  This information typically reflects the Fund's anticipated holdings on the following Business Day.  Daily access to information concerning the Fund's portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants and (ii) to other personnel of the Adviser, Sub-

Adviser, and other service providers, such as the Administrator, and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund's current registration statement.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one Business Day following the date of the information.  Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Fund in the ordinary course of business after it has been disseminated to the NSCC.

The Fund's Chief Compliance Officer may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect.  The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Fund, the Adviser, the Sub-Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about Fund portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund's portfolio holdings by overseeing the implementation and enforcement of portfolio holdings disclosure policies and procedures and considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters that may arise in connection with any portfolio holdings governing policies.  The Board and the Fund reserve the right to amend the policies and procedures at any time and from time to time without prior notice in their sole discretion.  For purposes of the policies and procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by the Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund, which are not disclosed.

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business and affairs of the Trust are managed under the direction of its Board.  The Trust's Trustees and principal officers are noted in the tables below along with their ages and their business experience for the past five years.  The Trustees serve for indefinite terms until their resignation, death or removal.  The Fund's officers are elected annually by the Board and serve at the Board's pleasure.
Name, Address and Age	Position(s) Held with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Independent Trustees
Oliver St. Clair Franklin OBE 325 Chestnut Street, Suite 512, Philadelphia, PA 19106 Age: 71	Chairman and Trustee	Since 2007	Vice Chairman, Election Ink, Since 2009; Honorary British Consul (UK Diplomatic Representative in Philadelphia), Since 1998; President and CEO, International House Philadelphia (programming and lodging for international students), 2003 to 2008.	2
Board Member, Dynamis Therapeutics (biotech research); Board of Advisors, The Genisys Group (software development; BPO outsourcing); Board of Directors, The Greater Philadelphia Chamber of Commerce; Chair, City Fellows, Inc. (search firm for UK financial services firms).

Russell R. Wagner 325 Chestnut Street, Suite 512, Philadelphia, PA 19106 Age: 59	Trustee	Since 2007	Executive Vice President – Finance, CFO and Treasurer, Holy Redeemer Health System, Since 1994.	2	Board Member, Philadelphia Parking Authority, Holy Redeemer Ambulatory Surgery Center, LLC, and HRH Management Corporation.

Name, Address and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen Officer	Other Directorships Held by Officer
Interested Trustee[1] and Officers
H. Bruce Bond 120 N. Hale Street, Suite 200, Wheaton, IL 60187 Age: 54	Interested Trustee, President and Principal Executive Officer	Since May 2017	Chief Executive Officer of Innovator Capital Management, LLC (May 2017 to present); formerly Chairman (2010-2013) and President and CEO (2006-2010), Invesco PowerShares Capital Management LLC; formerly Co-Founder, President and CEO, PowerShares Capital Management (2002 to 2006); formerly Chairman; PowerShares Fund Board (2002 to 2013)	2	None
John W. Southard, Jr. 120 N. Hale Street, Suite 200, Wheaton, IL 60187 Age: 47	Vice President, Treasurer and Principal Financial Accounting Officer	Since May 2017	Chief Investment Officer, Innovator Capital Management, LLC (May 2017 to present); Director and Co-Founder, T2 Capital Management, LLC (2010 to present); formerly Co-Founder and Head of Research and Trading, PowerShares Capital Management (2002 to 2009)	2	Independent Trustee, ETF Managers Group, LLC (2012 to present)
Michael D. Gries 325 Chestnut Street, Suite 512, Philadelphia, PA 19106 Age: 42	Vice President, Chief Compliance Officer and Secretary	Vice President since 2007; Chief Compliance Officer and Secretary since 2009	Chief Compliance Officer of Innovator Capital Management, LLC (May 2017 to present); formerly CCO of Academy Asset Management LLC, (2009-2017); formerly CCO of Innovator Management LLC (2011-2017); formerly Operations Manager, Academy Asset Management LLC (2007-2017)	2	None

[1]	H. Bruce Bond is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

Board Leadership
The Board has overall responsibility for the oversight and management of the Fund. The Chairman of the Board is an Independent Trustee; that is, the Chairman is not an "interested person" (as defined by the 1940 Act) of the Trust or the Adviser.  The Board has two standing committees (as described further below): an Audit Committee and a Nominating Committee. The Chairman of each Board committee is an Independent Trustee.
The Chairman of the Board presides at all meetings of the Board, and acts as a liaison with service providers, officers, attorneys, and other Trustees. The Chair of each Board committee performs a similar role with respect to the committee. The Chairman of the Board or the Chair of a Board committee may also perform such other functions as may be delegated by the Board or the committee from time to time. The Independent Trustees meet regularly outside the presence of Trust management, in executive session or with other service providers to the Fund. The Board has regular meetings throughout the year, and may hold special meetings if required before its next regular meeting. Each committee meets regularly to conduct the oversight functions delegated to that committee by the Board and reports its findings to the Board. The Board and each standing committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among committees and the full Board to enhance effective oversight.

Risk Oversight
Among the Board's general oversight and management functions is to oversee the risks of the Fund.  The Fund is subject to various risks, including investment, compliance, operational and valuation risks, among others.  The Board addresses its risk oversight function through different Board and committee activities.  For instance, the Board has delegated the day-to-day risk management and oversight function to the Adviser, or in certain cases (subject to the Adviser's supervision) and depending on the nature of the risks to other service providers.  The Board, or a committee, reviews and evaluates reports from the Adviser or service providers regarding the risks faced by the Fund and regarding the service providers' oversight and management of those risks.  In addition to the delegation of the day-to-day risk management and oversight function, the committees of the Board allow the Trustees to quickly and efficiently consider risk matters and facilitate the oversight by the Trustees of Fund activities and the risks related to those activities.  The Board has also appointed a Chief Compliance Officer (CCO) who oversees the implementation and evaluation of the Fund's compliance program.  The CCO periodically reports to the Board regarding compliance matters in connection with the Fund's activities and the services provided by the Adviser and other service providers.

Trustees' Qualifications.
The Nominating Committee selects and nominates persons for election or appointment by the Board as Independent Trustees.  The Board has adopted the Nominating Committee Charter and Procedures, which provides the Nominating Committee with general criteria to guide the Committee's choice of candidates to nominate to serve on the Board; however, there are no specific qualifications or requirements to serve on the Board.  The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders.  Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust's investment manager, sub-advisers, other service providers, counsel and independent auditors; and to exercise business judgment in the performance of their duties as Trustees.  Each Trustee's ability to perform his duties effectively is evidenced by his educational background or professional training; business, consulting or public service positions; experience from service as a Board member of the Trust, other investment funds, public companies or non-profit entities or other organizations; and ongoing commitment and participation in Board and committee meetings throughout the years.

While there are no specific required qualifications for Board membership, the Board believes the specific background of each Trustee is appropriate to his or her serving on the Trust's Board of Trustees.  Mr. Franklin has over 25 years of experience in the investment management business; Mr. Wagner has 37 years of experience in finance, currently serving as the Executive Vice President – Finance for Holy Redeemer Health System; and Mr. Bond serves as a chief executive officer in the asset management business.  The foregoing discussion and the trustees and officers chart above are included in this Statement of Additional Information pursuant to requirements of the U.S. Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof.

Share Ownership

The following table provides the dollar range of equity securities beneficially owned by the Board members on December 31, 2016.

Trustee	Innovator IBD® 50 Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen Within Fund Complex
H. Bruce Bond	None	None
Oliver St. Clair Franklin OBE	None	None
Russell R. Wagner	None	None

Trustee Compensation

The following table describes the compensation paid to the Trustees for their services to the Trust for the fiscal year ended November 30, 2016.  Only the Trustees of the Trust who are not "interested persons" of the Trust or the Adviser, as defined by the 1940 Act (the "Independent Trustees"), receive compensation from the Fund.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Investment Companies in the Fund Complex
Oliver St. Clair Franklin OBE	$3,338	None	None	$6,000
Russell R. Wagner	$3,338	None	None	$6,000
H. Bruce Bond	None	None	None	None

Board Committees
The Board has the following committees:

Audit Committee:  This committee monitors accounting and financial reporting policies and practice, and internal controls for the Trust.  It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board.  The Trust's Audit Committee consists of the Independent Trustees.  There were two Audit Committee meetings for the Trust held during the fiscal year ended November 30, 2016.

Nominating Committee:  This committee recommends Board members, fills vacancies and considers the qualifications of Board members.  The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating Committee, c/o Academy Funds Trust, 325 Chestnut Street, Suite 512, Philadelphia, PA 19106.  Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.  The committee consists of the Independent Trustees.  The Nominating Committee did not hold any meetings during the fiscal year ended November 30, 2016.

Codes of Ethics
The Trust, the Adviser and the Sub-Adviser have adopted a Code of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which governs personal securities transactions.  Under the Code of Ethics, persons subject to the Code of Ethics are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the Code of Ethics.  The Code of Ethics is on public file with, and is available from, the SEC.

Proxy Voting Policies
The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegates the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight.  The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser's proxy voting policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has adopted Proxy Voting Policies and Procedures ("Adviser's Proxy Policies") which require that all proxy voting decisions be made in the best interest of the Fund and that the Adviser acts in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

Where a proxy proposal raises a material conflict between the Adviser's interests and the Fund's interests, the Adviser will resolve the conflict by disclosing the conflict to the Board and by obtaining the Board's consent to vote.

The Trust is required to annually file Form N-PX, which lists the Fund's complete proxy voting record for the most recent 12-month period ending August 31.  Once filed, the Fund's proxy voting record will be available without charge, upon request, by calling toll-free 1-877-386-3890 and on the SEC's website at www.sec.gov.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser
Innovator Capital Management, LLC (Adviser), located at 120 N. Hale Street, Suite 200, Wheaton, Illinois, 60187, furnishes investment management services to the Fund, subject to the supervision and direction of the Board. Substantially all of the interests of the Adviser are owned by Messrs. H. Bruce Bond, John Wilder Southard, Jr. and Jeffrey Brown. The Adviser is controlled by a Board of Managers which currently consists of Mr. Bond, Mr. Southard and Mr. Brown. Mr. Bond controls the Board of Managers by virtue of his majority ownership of the Adviser. Mr. Southard owns in excess of twenty-five percent of the Adviser and Mr. Brown owns a minority interest in the Adviser.  The Adviser compensates all officers (including the chief compliance officer) and employees of the Adviser who are affiliated with both the Adviser and the Trust.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Effective May 9, 2017, the Adviser was appointed to serve as the investment adviser to the Fund, pursuant to an Interim Investment Advisory Agreement with the Trust on behalf of the Fund ("Interim Agreement"). The Interim Agreement will remain in effect for 150 days from its effectiveness, or until Fund shareholders approve a new, permanent investment advisory agreement ("New Advisory Agreement"), whichever is earlier. On March 23, 2017, the Board approved the New Advisory Agreement between the Trust and the Adviser and recommended that the New Advisory Agreement be submitted to Fund shareholders for approval. The New Advisory Agreement will take effect upon its approval by shareholders.

As compensation for the investment advisory services rendered, the Fund shall pay the Adviser a fee at an annual rate of 0.70%, as a percentage of the Fund's average daily net assets.  Investment advisory fees earned under the Interim Agreement are being paid into an escrow account, pending shareholder approval of the New Advisory Agreement.  The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 0.80% of average daily net assets until May 9, 2019 (excluding any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses).  Pursuant to its expense limitation agreement with the Fund, the Adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by the

Adviser will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived or expenses were paid.  For the fiscal periods ended November 30, 2015 and November 30, 2016, the Fund paid Innovator Management LLC, the Fund's previous investment adviser, $248,774 ($132,434 after fee waiver) and $289,338 ($153,363 after fee waiver), respectively, for its investment advisory services.

Sub-Adviser
Penserra Capital Management LLC (the "Sub-Adviser"), located at 140 Broadway, 26th Floor, New York, NY 10005, is responsible for implementing the Fund's investment program by, among other things, trading portfolio securities and performing related services, rebalancing the Fund's portfolio, and providing cash management services in accordance with the investment advice formulated by, and model portfolios delivered by, the Adviser, subject to the ultimate supervision and direction of the Board of Trustees.

The Fund's Sub-Advisory Agreement is dated May 9, 2017. Effective May 9, 2017, the Sub-Adviser was appointed to serve as the investment sub-adviser to the Fund, pursuant to an Interim Investment Sub-Advisory Agreement with the Trust on behalf of the Fund ("Interim Sub-Advisory Agreement"). The Interim Sub-Advisory Agreement will remain in effect for 150 days from its effectiveness, or until Fund shareholders approve the New Advisory Agreement, whichever is earlier. On March 23, 2017, the Board approved a new, permanent investment sub-advisory agreement ("New Sub-Advisory Agreement") between the Trust and the Sub-Adviser.  Innovator Management LLC, the Fund's previous investment adviser, and the Trust requested and received an exemptive order from the SEC on July 9, 2015 which exempted Innovator Management LLC and the Trust from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allowed the Board, subject to certain conditions, to appoint a new, unaffiliated sub-advisor, such as the Sub-Adviser, and approve a new investment sub-advisory agreement on behalf of the Trust without shareholder approval.  Accordingly, shareholder approval is not required for the Sub-Adviser to continue to serve as the Fund's sub-adviser.  The New Sub-Advisory Agreement will take effect upon shareholder approval of the New Advisory Agreement.  The Sub-Adviser's fee is paid by the Adviser; however, investment advisory fees earned under the Interim Sub-Advisory Agreement are being paid into an escrow account, pending shareholder approval of the New Advisory Agreement.

Distributor
Quasar Distributors, LLC (the "Distributor"), located at 615 E. Michigan St., Milwaukee, WI  53202, serves as the principal underwriter of the Fund's shares under a Distribution Agreement (the "Distribution Agreement").  The Distributor has entered into an agreement with the Trust pursuant to which it distributes Shares of the Fund (the "Distribution Agreement").  The Distributor continually distributes Shares of the Fund on a best effort basis.  The Distributor has no obligation to sell any specific quantity of Fund Shares.  The Distribution Agreement is renewable annually.  Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Fund's Prospectus and this SAI.  Shares amounting to less than a Creation Unit are not distributed by the Distributor.  The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.  The Distributor is not affiliated with the Trust, the Adviser, the Sub-Adviser, or any stock exchange.

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  The Distribution Agreement will terminate automatically in the event of its "assignment," as that term is defined in the 1940 Act.

Distribution Plan.  The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan").  Under the Distribution Plan, the Distributor, or designated service providers, may receive up to 0.25% of the Fund's assets attributable to Shares as compensation for distribution services. Distribution services may include, but are not limited to: (i) services in connection with distribution assistance or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

No distribution fees are currently charged to the Fund; there are no plans to impose distribution fees, and no distribution fees will be charged for at least a year from the date of this SAI. However, in the event that distribution fees are charged in the future, because the Fund will pay these fees out of assets on an ongoing basis, over time distribution fees may cost you more than other types of sales charges and will increase the cost of your investment in the Fund.

Fund Administrator
General Information.  The Administrator and Fund Accountant for the Fund is U.S. Bancorp Fund Services, LLC (the "Administrator"), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds.  The Administrator performs these services pursuant to two separate agreements, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement.  For the fiscal periods ended November 30, 2015 and November 30, 2016, the Fund paid the Administrator $36,967 and $52,505, respectively, for administration services.

Administration Agreement.  Pursuant to the Fund Administration Servicing Agreement ("Administration Agreement") with the Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Fund's Board.  Employees of the Administrator generally will not be officers of the Fund for which they provide services.

The Administration Agreement is terminable by the Board or the Administrator on ninety (90) days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and its renewal is subject to approval of the Board for periods thereafter.  The Administration Agreement provides that in the absence of the Administrator's refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of the Administrator, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (iv) calculation of yield and total return for the Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of

Shares of the Fund (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its Shares under such laws; (vii) preparing notices and agendas for meetings of the Fund's Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the administrative services rendered to the Fund by the Administrator, the Fund pays the Administrator an asset-based fee plus certain out-of-pocket expenses.

Accounting Agreement.  The Fund Accountant, pursuant to the Fund Accounting Servicing Agreement ("Accounting Agreement"), provides the Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Adviser.

For the fund accounting services rendered to the Fund by the Fund Accountant, the Fund pays the Fund Accountant an asset-based fee plus certain out-of-pocket expenses, including pricing expenses.

Custodian, Transfer Agent and Dividend Agent
U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Fund's cash and securities.  Pursuant to a Custodian Servicing Agreement with the Fund, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash.  The Custodian receives a minimum annual fee of $4,000 or 0.0040% of the average daily market value of the Fund, whichever is greater.  The Custodian is also entitled to certain out-of-pocket expenses and portfolio transaction fees.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. U.S. Bancorp Fund Services, LLC, the Fund's Administrator, also acts as the Fund's transfer and dividend agent. U.S.  Bancorp Fund Services, LLC has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103 ("Tait Weller"), has been selected as the independent registered public accounting firm for the Trust.  As such, they are responsible for auditing the Trust's annual financial statements.

PORTFOLIO MANAGER

Other Accounts Managed
The following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of November 30, 2016.

Name	No. of Accounts	Total Assets Managed	Number of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
John Wilder Southard, Jr.	0	$0	0	$0

Description of Potential Material Conflicts of Interest
The portfolio manager has day-to-day management responsibilities with respect to other investments accounts and, accordingly, may be presented with potential or actual conflicts of interest.

The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts.  In approving the Advisory Agreement and Subadvisory agreement, the Board was satisfied that the portfolio manager would be able to devote sufficient attention to the management of the Fund and that the Adviser and Sub-Adviser seek to manage such competing interests for the time and attention of the portfolio manager.

With respect to securities transactions for the Fund, the Sub-Adviser determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction.  For buy or sell transactions considered simultaneously for the Fund and other accounts, orders are placed at the same time.  The Sub-Adviser uses its best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions.  The Sub-Adviser generally allocates trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client.  The Fund and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized.  If an aggregated trade order is not substantially filled, it will generally be allocated pro rata.

Other than the general potential conflicts noted above, the portfolio manager is not subject to any other specific potential conflicts of interest.

Compensation
The named portfolio manager receives compensation in the form of periodic distributions from the Adviser as a member.  The portfolio manager may also participate in benefit plans and programs available generally to all employees.

Investments in the Fund
The following table provides the dollar range of Shares of the Fund owned by the portfolio manager as of November 30, 2016.

Fund	Portfolio Manager	Dollar Range of Fund Shares Owned
Innovator IBD® 50 Fund	John Wilder Southard, Jr.	None

TRADING AND BROKERAGE

The Adviser is responsible for the management of the Fund and has delegated trade execution responsibilities to the Sub-Adviser.  The Sub-Adviser is responsible for selecting brokers and dealers to effect purchases or sales of securities for the accounts of the Fund.  In selecting such brokers, the Sub-Adviser seeks best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these considerations is the Sub-Adviser's evaluation of a broker's efficiency in executing and clearing transactions; block trading capability (including a broker's willingness to position securities); familiarity with the security; and financial strength and stability.  The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.

The Sub-Adviser may also take into consideration the research, analytical, statistical and other information and services provided by the broker (such as general economic reports and information, reports or analyses of particular companies or industry groups and technical information) and the availability of the brokerage firm's analysts for consultation in allocating the Fund's brokerage.  While the Sub-Adviser believes these services have substantial value, they are considered supplemental to the Sub-Adviser's own efforts in the performance of its duties under the Subadvisory Agreement and, to the extent these services are used, it will be on a limited basis.  As permitted by the Subadvisory Agreement and in accordance with Section 28(e) of the 1934 Act, the Sub-Adviser may pay brokers higher brokerage commissions than might be available from other brokers if the Sub-Adviser determines in good faith that such amount paid is reasonable in relation to the value of the overall quality of the brokerage, research and other services provided viewed in terms of either the particular transactions or the Sub-Adviser's overall responsibilities with respect to the accounts over which it exercises investment discretion.  Other clients of the Sub-Adviser may therefore benefit from the availability of these services to the Sub-Adviser, and the Fund may benefit from services available to the Sub-Adviser as a result of similar transactions for the Sub-Adviser's other clients.  The Sub-Adviser does not make any attempt to allocate the specific costs to each account.  The Sub-Adviser does receive analyst reports that do come as a benefit of ongoing maintenance of various brokerage relationships.  These reports are received in connection with the Sub-Adviser's soft dollar program.

During the fiscal periods ended November 30, 2015 and November 30, 2016, the Fund paid $108,507 and $176,905, respectively, in brokerage commissions.

For the fiscal periods ended November 30, 2015 and November 30, 3016, the Fund paid brokerage commissions on trades of securities to an affiliated broker of the Fund as follows:

Affiliated Broker	Total $ Amount of Brokerage Commissions Paid to the Affiliated Broker	% of Total Brokerage Commissions Paid to the Affiliated Broker	% of Total Transaction Dollars Effected Through Affiliated Broker
2016
Penserra Securities LLC	$29,387	16.61%	14.62%

2015
Penserra Securities LLC	$51,571	47.53%	45.95%

CAPITAL STRUCTURE

The Trust currently has authorized and allocated to the Fund an unlimited number of shares of beneficial interest with no par value.  The Trustees of the Trust may, at any time and from time to time, by resolution, authorize the establishment and division of additional shares of the Trust into an unlimited number of series and the division of any series (including the Fund) into two or more classes.  When issued in accordance with the Trust's registration statement, governing instruments and applicable law (all as may be amended from time to time), all of the Trust's shares are fully paid and non-assessable.  Shares do not have preemptive rights.

All Shares of the Fund represent an undivided proportionate interest in the assets of the Fund.  Shareholders of the Trust are entitled to one vote for each full share and to a proportionate fractional vote for each fractional Share standing in the shareholder's name on the books of the Trust.  However, matters affecting only one particular fund or class can be voted on only by shareholders in such fund or class.  The shares of the Trust are not entitled to cumulative voting, meaning that holders of more than 50% of the Trust's shares may elect the entire Board.  All shareholders are entitled to receive dividend and/or capital gains when and as declared by the Trustees from time to time and as discussed in the Prospectus.

Book Entry Only System.  The following information supplements and should be read in conjunction with the section of the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE MKT and the Financial Industry Regulatory Authority.  Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).  Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.  No Beneficial Owner shall have the right to receive a certificate representing such Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows.  Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant.  The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant.  The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares.  DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee.  Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation
The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.  Orders are placed in "proper form" when the orders comply with the order processing procedures identified in the Authorized Participant Agreement for creation or redemption of Shares of the Fund.

A "Business Day" is any day on which the NYSE is open for business.  As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash.  The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities—the "Deposit Securities"—per each Creation Unit Aggregation constituting a substantial replication, or a representation, of the securities included in the Fund's portfolio and an amount of cash—the "Cash Component"—computed as described below.  Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount.  The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below).  The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities.  If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component.  If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.  Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Adviser to the Fund with a view to the investment objective of the Fund.  In addition, the Trust reserves the right to permit or require the substitution of an amount of cash – i.e., a "cash in lieu" amount – to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting.  The Trust also reserves the right to offer an "all cash" option for creations of Creation Units for the Fund.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor to create a Creation Unit of the Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "Book Entry Only System"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Administrator with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below).  A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant."  Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All Shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of at least 50,000 Shares.  All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 3:00 p.m., Eastern Time, an hour earlier than the close of the regular trading session on the Exchange (ordinarily 4:00 p.m., Eastern Time) ("Closing Time"), in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form.  The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date."  Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant.  In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required.  Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement.  At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement.  Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to 3:00 p.m., Eastern Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effecting such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using the Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement.  The Participant Agreement authorizes the Distributor to transmit through the Fund's transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order.  Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m., Eastern Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process.  Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator.  A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC.  A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date.  All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.  The cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date.  An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m., Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.  However, if the Administrator does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled.  Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.  The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below.  In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit").  The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m., Eastern Time on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, the following Business Day.  If the order is not placed in proper form by 3:00 p.m., Eastern Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom.  An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105% of the daily marked to market value of the missing Deposit Securities.  To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities.  Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases.  These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases.  The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases.  The delivery of Creation Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Administrator, as described above; (d) acceptance of the Deposit Securities or Cash Purchase Amount would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit or Cash Purchase Amount would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit or Cash Purchase Amount would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders.  Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events.  The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person.  The Trust, the Administrator and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits or Cash Purchase Amounts nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a minimum creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee*
Innovator IBD® 50 Fund	$500

* To the extent a Creation Unit consists of more than 100 securities, an additional Creation Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC's CNS; and (ii) $15 per security for "in-kind" settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience.  Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Administrator and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units.  Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust.  There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Administrator, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Cash Redemption Amount.  Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities – as announced by the Administrator on the Business Day of the request for redemption received in proper form – plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee described below in the section entitled "Redemption Transaction Fee".  In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement.  An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined.  An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after 3:00 p.m., Eastern Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day.  The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement.  A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC.  An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 3:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of the Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within three Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the procedures set forth under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Administrator.  Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant not later than 3:00 p.m., Eastern Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date.  If, however, a redemption order is submitted to the Administrator by a DTC Participant not later than 3:00 p.m., Eastern Time on the Transmittal Date, but either (1) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date.  In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the Shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash.  In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit.  In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities).  The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.  An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash.  The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.  The Trust also reserves the right to offer an "all cash" option for redemptions of Creation Units for the Fund.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Shares' NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a minimum redemption transaction fee, assessed per transaction as follows:

Fund	Redemption Transaction Fee*
Innovator IBD® 50 Fund	$500

* To the extent a Creation Unit consists of more than 100 securities, an additional Redemption Transaction Fee may be charged to Authorized Participants to the next highest $500 increment at the following rates: (i) $5 per book-entry security settled via the NSCC's CNS; and (ii) $15 per security for "in-kind" settlements settled outside the NSCC, and all physical settlements, including options, futures and other derivatives.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience.  Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.
DETERMINING OFFERING PRICE AND NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Calculating NAV."
The NAV per share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent.  Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV per share.  The NAV per share for the Fund is calculated by the Administrator and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.
In computing the Fund's NAV, the Fund's securities holdings are valued based on their last readily available market price. Price information on listed securities, including ETFs in which the Fund invests, is taken from the exchange where the security is primarily traded. Other portfolio securities and assets for which market quotations are not readily available or determined to not represent the current fair value are valued based on fair value as determined in good faith by the Fund's Adviser in accordance with procedures adopted by the Board.
DISTRIBUTIONS AND TAXES
The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

This "Distributions and Taxes" section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund
The Fund has elected and intends to qualify (or if newly organized, intends to elect and qualify) each year as a regulated investment company (sometimes referred to as a "regulated investment company,"  "RIC" or "fund") under Subchapter M of the Code.  If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
Distribution Requirement —the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement —the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.

•
Asset Diversification Test —the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service ("IRS") with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements.  See, "Tax Treatment of Portfolio Transactions" below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance.  See, "Taxation of Fund Distributions - Distributions of capital gains" below.  For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes.  See, "Non-U.S. Investors –Capital Gain Dividends" and "– Interest-Related Dividends and Short-Term Capital Gain Dividends" below.

Capital Loss Carryovers.  The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year.  Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund.  An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.  Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses.  The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, "Taxation of Fund Distributions - Distributions of capital gains" below).  A "qualified late year loss" includes:

(i)
any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year ("post-October capital losses"), and

(ii)
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary income" mean other ordinary losses and income that are not described in the preceding sentence.  Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute net capital gains.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales of capital assets over the losses from such sales) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income.  The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Fund's taxable  year. Also, the Fund will defer any "specified gain" or "specified loss" which would be properly taken into account for the portion of the calendar year after October 31.  Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year.  Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, tax on such income.  Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so.  If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Fund Distributions
The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income.  The Fund receives ordinary income generally in the form of dividends and/or interest on its investments.  The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits.  A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.  See the discussion below under the headings, "Qualified Dividend Income for Individuals" and "Dividends-Received Deduction for Corporations".

Distributions of Capital Gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital.  Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his Shares; any excess will be treated as gain from the sale of his Shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts ("REITs") (see, "Tax Treatment of Portfolio Transactions — Investments in U.S. REITs" below).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  "Qualified dividend income" means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations.  For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor.  Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities.  At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Tax Credit Bonds.  If the Fund holds, directly or indirectly, one or more "tax credit bonds" (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits, the Fund may choose not to do so.

U.S. Government Securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January.  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However,

dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax.  A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. "Net investment income," for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales of Fund Shares
Sales of Fund Shares are taxable transactions for federal and state income tax purposes.  If you sell your Fund Shares, the IRS requires you to report any gain or loss on your sale.  If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Basis Information.  A shareholders cost basis information will be provided upon the sale of any of the shareholder's Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Fund Shares with respect to reporting of cost basis and available elections for your account.

Wash Sales.  All or a portion of any loss that you realize on a sale of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale.  Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss within Six Months of Purchase.  Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders.  This section should be read in conjunction with the discussion above under "Investment Strategies and Risks" for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments.  Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero-coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a  fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.  Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain investments in derivatives and foreign currency-denominated instruments, and a fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale of a capital asset.

Foreign Currency Transactions. A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a fund's ordinary income distributions, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.  In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments.  The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you. Foreign companies are not required to identify themselves as PFICs.  Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election.  If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Controlled Foreign Corporations.  The Fund may invest in stocks of foreign companies that may be classified under the Code as controlled foreign corporations ("CFC") with respect to the Fund.  As such, the Fund will be required to include in its gross income each year amounts earned by the CFC during that year (subpart F income), whether or not such earnings are distributed by the CFC to the Fund.  Subpart F income will be distributed by the Fund each year as ordinary income and will not be qualified dividends eligible for taxation at long-term capital gain rates in the case of noncorporate investors or eligible for the 70% corporate dividends deduction in the case of corporate investors.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT's current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT's cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT's current and accumulated earnings and profits. Also, see, "Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)" and "Non-U.S. Investors — Investment in U.S. Real Property" below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment.  A fund's investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in "PFIC Investments." Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in "Taxation of the Fund — Foreign Income Tax."  Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a U.S. REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduit ("REMIC") or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in Grantor Trusts, Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a grantor trust or partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the grantor trust or partnership that would be qualifying income if realized directly by the fund.  While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a grantor trust or partnership. See, "Taxation of the Fund."  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs.    However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Additionally, any business income or losses from a QPTP would be subject to the passive activity loss rules.  These rules may defer losses on a QPTP until the partnership is sold.

To the extent an MLP is a partnership (whether or not a QPTP), some amounts received by a fund with respect to an investment in MLPs will likely be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund will likely realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund's MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called "recapture income," will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs, CFCs, or "regular" corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs. The U.S. federal income tax consequences of a fund's investments in PFICs and CFCs are discussed above.

Securities Lending.  While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations.  Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Convertible Securities.  Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character.   The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding
By law, a portion of your taxable dividends and sales proceeds may be withheld unless you:

•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a U.S. person (including a U.S. resident alien).

Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the "Non-U.S. Investors" heading below.

Non-U.S. Investors
Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends, paid to you by the Fund, subject to certain exemptions described below.  However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends.  In general, capital gain dividends reported by the Fund as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-Related Dividends and Short-Term Capital Gain Dividends.  Generally, dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends.  Additionally, the Fund's reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits.  Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate, which permits the decedent's property to be transferred without federal estate tax liability. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, an affidavit from an appropriate individual that states that the decedent's U.S. situs assets are below this threshold amount may be sufficient to transfer the Fund Shares.

U.S. Tax Certification Rules.  Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act ("FATCA").  Under FATCA, a 30% withholding tax is imposed on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions ("FFI") or non-financial foreign entities ("NFFE"):  (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares.  The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it meets certification requirements described below.  The U.S. Treasury has negotiated intergovernmental agreements ("IGA") with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a "participating FFI," which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code ("FFI agreement") under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI's country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI's country of residence), which will, in turn, report the specified information to the IRS.  An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner.  The NFFE will report the information to the applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding.  Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund.  The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.  Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

This discussion of "Distributions and Taxes" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax adviser regarding your particular circumstances before making an investment in the Fund.

PERFORMANCE INFORMATION

To obtain the Fund's most current performance information, please call 1-877-386-3890 or visit the Fund's website at www.innovatorfunds.com.

From time to time, the Fund's performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders.  Performance quotations represent the Fund's past performance and should not be considered as representative of future results.  The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.
FINANCIAL STATEMENTS
Tait, Weller & Baker LLP ("Tait Weller") audits the Trust's annual financial statements.  The audited financial statements and financial highlights of the Fund for the fiscal year ended November 30, 2016, as set forth in the Trust's annual report to shareholders, including the report of Tait Weller, are incorporated by reference into this SAI.  A shareholder may obtain a copy of the annual report, upon request and without charge, by calling 1-877-386-3890.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

Control persons are persons deemed to control the Fund because they own beneficially over 25% of the outstanding equity securities.  Principal holders are persons that own beneficially 5% or more of the Fund's outstanding equity securities.

As of February 28, 2017, the Fund was aware that the following persons or entities owned a controlling interest or owned of record 5% or more of the outstanding Shares of the Fund.  The Fund has no knowledge of whether such Shares were also owned beneficially.

Shareholders Name and Address	Percentage
Charles Schwab 2423 E. Lincoln Drive Phoenix, AZ 85016-1215	18.40%
NFS LLC 499 Washington Blvd. Jersey City, NJ 07310	17.44%

TD Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	13.66%
Pershing One Pershing Plaza Jersey City, NJ 07399	9.02%
Stifel, Nicolaus & Co., Inc. c/o Mediant Communications 200 Regency Forest Drive Cary, NC 27518	5.73%

 As of February 28, 2017, the Trust's Trustees and officers collectively owned less than 1% of the outstanding Shares of the Fund.
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